Exhibit 10.4

EXECUTION COPY

INDEMNITY REINSURANCE AGREEMENT

between

PENNSYLVANIA LIFE INSURANCE COMPANY

(Ceding Company)

and

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

(Reinsurer)

Effective as of April 1, 2009

i

ii

INDEMNITY REINSURANCE AGREEMENT

THIS INDEMNITY REINSURANCE AGREEMENT (the “Agreement”), effective as of April 1, 2009, is made and entered into by and between PENNSYLVANIA LIFE INSURANCE COMPANY, a Pennsylvania stock life and health insurance company (the “Ceding Company”) and COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, a Massachusetts stock life insurance company (the “Reinsurer”).

WHEREAS, the Ceding Company has issued or assumed certain life insurance and annuity Policies, which are identified by policy form number and/or plan code on Exhibit A attached hereto; and

WHEREAS, the Ceding Company, together with certain of its Affiliates named therein, and the Reinsurer have entered into (i) that certain Master Agreement dated November 26, 2008, as amended by Amendment Number 1 to Master Agreement, dated April 24, 2009 (the “Amendment”), with FAFLIC (collectively, the “Master Agreement”) and (ii) that certain Joinder Agreement, dated January 9, 2009, with FAFLIC (the “Joinder Agreement”), pursuant to which, among other things, the Ceding Company and the Reinsurer have mutually agreed to enter into this Agreement pursuant to which the Ceding Company shall cede, and the Reinsurer shall indemnity reinsure, the Insurance Liabilities on a one hundred percent (100%) coinsurance basis on the terms and conditions stated herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and in the Master Agreement and Joinder Agreement, and in reliance upon the representations, warranties, conditions and covenants contained herein and therein, and intending to be legally bound hereby, the Ceding Company and the Reinsurer hereby agree as follows:

ARTICLE I

DEFINITION OF TERMS

Section 1.1.  Definitions.  Capitalized terms used in this Agreement, but not otherwise defined in this Article I, shall have the meaning given thereto in the Master Agreement. The following capitalized words and terms shall have the following meanings when used in this Agreement:

(a)           “Affiliate” has the meaning ascribed thereto in the Master Agreement.

(b)           “Agreement” has the meaning set forth in the Preamble.

(c)           “Amendment” has the meaning set forth in the second recital hereof.

(d)           “Applicable Law” has the meaning ascribed thereto in the Master Agreement.

(e)           “Approved Designee” has the meaning ascribed thereto in the Services Agreement.

(f)            “Books and Records” has the meaning ascribed thereto in the Master Agreement.

(g)           “Business Day” has the meaning ascribed thereto in the Master Agreement.

(h)           “Ceding Company” has the meaning set forth in the Preamble.

(i)            “Ceding Company Caused Extra Contractual Liabilities” means all Extra Contractual Liabilities that are not Reinsurer Caused Extra Contractual Liabilities or Reinsurer Covered Extra Contractual Liabilities.

(j)            “Ceding Company Indemnified Parties” has the meaning set forth in Section 6.2.

(k)           “Ceding Company Service Period” means the period commencing on the Closing Date and ending on the Transition Date.

(l)            “Closing” has the meaning ascribed thereto in the Master Agreement.

(m)          “Closing Date” has the meaning ascribed thereto in the Master Agreement.

(n)           “Closing Date Ceding Commission” means the “Closing Date Ceding Commission” determined with respect to the Ceding Company pursuant to the Master Agreement. The Closing Date Ceding Commission shall be credited to the Ceding Company as a reduction in the Settlement Amount that would otherwise be payable by the Ceding Company to the Reinsurer at Closing under Section 2.2 of the Master Agreement and Section 3.1 of this Agreement.

(o)           “Closing Fee” has the meaning ascribed thereto in the Amendment.

(p)           “Code” means the Internal Revenue Code of 1986, as amended.

(q)           “Coinsurance Effective Date” means 12:01 a.m. (New York time) on the first calendar day of the calendar month in which the Closing occurs.

(r)            “Conversion Services” has the meaning ascribed thereto in the Services Agreement.

(s)           “Cost of Capital” means the cost of a capital decrease resulting from the establishment of an Interest Maintenance Reserve liability calculated as follows:

The product of (i) the average of the amounts of the Interest Maintenance Reserve liability (a) as of the first day of each calendar year (except in the case of the year in which the Coinsurance Effective Date occurs, which shall be as of the last day of the calendar quarter preceding the Coinsurance Effective Date) and (b) as of the last day of each calendar year, multiplied by (ii) an annual, simple interest rate equal to 5% (pro-rated for the year in which the Coinsurance Effective Date occurs) (in this manner, the Cost of Capital is amortized in accordance with the Ceding Company’s Interest Maintenance Reserve amortization schedule as reported in its statutory annual financial statement dated as of and for the period ended December 31, 2008 over a period of ten (10) years).

(t)            “Dispute Notice” has the meaning set forth in Section 3.1(d).

(u)           “ECL Cap” means an amount not to exceed in the aggregate $10,000,000 in respect of Losses sustained or incurred by, or asserted against, (x) the Ceding Company Indemnified Parties in respect of Reinsurer Covered Extra Contractual Liabilities, (y) those other “Ceding Company Indemnified Parties” in respect of “Reinsurer Covered Extra Contractual Liabilities” under each of the other “Coinsurance Agreements” (as defined in the Master Agreement), entered into by the Reinsurer or FAFLIC, as the case may be, and Affiliates of the Ceding Company of even date herewith, and (z) the Reinsurer or FAFLIC, as the case may be, in respect of Reinsurer Covered Extra Contractual Liabilities hereunder and under such other “Coinsurance Agreements” identified in clause (y), taken as a whole.  For the avoidance of doubt, any payment made by either the Reinsurer or FAFLIC, as the case may be, (i) in respect of “Reinsurer Covered Extra Contractual Liabilities” under any other such “Coinsurance Agreement” shall be applied against the ECL Cap under this Agreement as if such payment had been made hereunder, and (ii) under clauses (x), (y) or (z) of this definition shall be applied against the ECL Cap only one time and shall not be counted as a payment made pursuant to more than one such clause.

(v)           “Excluded Liabilities” means any claim, obligation or liability arising under, in connection with, or with respect to, the Policies:

(i)            for Premium Taxes, including any litigation or expenses concerning Premium Taxes, to the extent arising with respect to premiums collected on the Policies attributable to all periods before the Coinsurance Effective Date, and/or to the extent based upon assessments relating to all periods prior to the Coinsurance Effective Date;

(ii)           (x) in connection with participation by the Ceding Company, whether voluntary or involuntary, in any guaranty fund or other residual market mechanism established or governed by any state or jurisdiction to the extent arising with respect to premiums attributable to all periods prior to the Coinsurance Effective Date and/or (y) to the extent based upon regulatory fines or assessments relating to events which initially occurred or commenced prior to the Transition Date (provided, that such liability or other obligation will not be an Excluded Liability if it arose out of any act or omission of the Ceding Company or its Affiliate that occurred (or in the case of an omission, failed to occur) on or after the Closing Date and was made at the written or express direction or request of the Reinsurer or its designees);

(iii)          for Ceding Company Caused Extra Contractual Liabilities;

(iv)          for escheat liabilities arising in respect of all periods prior to the Coinsurance Effective Date;

(v)           for all Producer Payments;

(vi)          relating to disputes, litigation, investigations by Governmental Authorities, arbitrations or legal proceedings arising out of acts or omissions of the Ceding Company or its Affiliates that occurred prior to the Closing Date in connection with the Policies, solely to the extent such liabilities are not Extra Contractual Liabilities;

(vii)         for all premiums, payments, fees or other consideration or amounts due at any time with respect to Reinsurance Coverage;

(viii)        or portions of the Policies, in each case, to the extent reinsured or purported by the Ceding Company to be reinsured under Reinsurance Coverage, whether or not such coverage is collected or collectible;

(ix)           for any payment to the Internal Revenue Service or any other Person resulting from or attributable to any act or omission of the Ceding Company (including errors of product design, language, or administration, or inaccurate or incomplete data maintained in Books and Records) resulting in non-compliance of any Policy with the requirements of the Code to the extent such act or omission was not made at the written or express direction or request of the Reinsurer or its designees;

(x)            incurred by the Ceding Company in connection with a breach, or other failure to perform, by the Ceding Company of the terms of any acquisition agreement pursuant to which any of the Policies were originally acquired by the Ceding Company, except as such breach or failure to perform results from acts or omissions by the Ceding Company made at the written or express direction or request of the Reinsurer or its designees;

(xi)           arising from the remediation processes in the States of Wisconsin and New York, respectively; and

(xii)          arising from any errors or omissions made by the Ceding Company, its Affiliates or designees in calculating, paying, documenting or administering any surrender charges on annuity contracts included among the Policies, including those errors that arose in respect of surrender charges in the State of Utah.

Excluded Liabilities shall not include any gross liabilities and obligations incurred by the Ceding Company to the extent attributable to acts, errors or omissions of the Reinsurer or its designees in connection with the Reinsurer’s or its designees’ (x) exercise of contractual rights and privileges of the Ceding Company under the Policies pursuant to the Transaction Agreements, including pursuant to Section 2.1(a) hereof or (y) performance of Required Services after the

Transition Date. In no event shall the term “designees” as used in this paragraph or in Section 6.2(d)(i) include the Ceding Company, its Affiliates or their designees.

(w)          “Extra Contractual Liabilities” means all liabilities, obligations and other losses (including lost profits) incurred or arising at any time under or relating to any Policy that are not covered by, or that are in excess of, the contractual benefits arising under the express terms and conditions of such Policies, whether to Policyholders, Producers, Governmental Authorities or any other Person, which liabilities and obligations or losses shall include any liability for fines, penalties, forfeitures, excess or penalty interest, punitive, exemplary, special or any other form of extra contractual damages relating to the Policies, and attorneys’ fees and expenses awarded, and which arise from any act, error or omission of a party or its designees, whether or not intentional, negligent, in bad faith or otherwise, including any act, error or omission of a party or its designees relating to (i) the marketing, underwriting, production, issuance, cancellation or administration of the Policies, (ii) the investigation, defense, trial, settlement or handling of claims, benefits or payments arising out of or relating to the Policies, or (iii) the failure to pay or the delay in payment, or errors in calculating or administering the payment, of benefits, claims or any other amounts due or alleged to be due under or in connection with the Policies.

(x)            “Final Settlement Amount” has the meaning set forth in Section 3.1(b).

(y)           “Final Settlement Date” has the meaning set forth in Section 3.1(e).

(z)            “Governmental Authority” has the meaning ascribed thereto in the Master Agreement.

(aa)         “Independent Accountant” means Deloitte & Touche LLP; provided, that if such accounting firm is either unable or unwilling to accept such engagement, the Ceding Company and the Reinsurer shall jointly request the American Arbitration Association to appoint, within ten (10) Business Days from the date of such request, an internationally recognized firm of public accountants independent of both the Ceding Company and the Reinsurer to serve as Independent Accountant.

(bb)         “Insurance Liabilities” means all claims, obligations, indemnities, losses or liabilities (and no others) arising under, in connection with, or with respect to, the Policies (other than, in all cases, Excluded Liabilities):

(i)            prior to or after the Coinsurance Effective Date under the express terms of the Policies, including (x) any right to purchase additional coverage and obligations arising under legal or regulatory requirements, (y) any loss settlements within Policy limits, and (z) all such liabilities relating to actions, suits or claims instituted at or after the Coinsurance Effective Date by a Person;

(ii)           for Reinsurer Caused Extra Contractual Liabilities and Reinsurer Covered Extra Contractual Liabilities, subject to the limitations contained in Section 6.2;

(iii)          for all Premium Taxes, including any litigation expenses (but only if initiated by or at the request of Reinsurer) concerning Premium Taxes, to the extent arising with respect to premiums on the Policies attributable to periods on or after the Coinsurance Effective Date, and/or to the extent based upon assessments relating to all periods on or after the Coinsurance Effective Date;

(iv)          (x) in connection with participation by the Ceding Company, whether voluntary or involuntary, in any guaranty fund or other residual market mechanism established or governed by any state or jurisdiction to the extent arising with respect to premiums on the Policies attributable to periods on or after the Coinsurance Effective Date and/or (y) to the extent based upon regulatory fines or assessments relating to periods on or after (A) the Closing Date, but only to the extent such regulatory fines or assessments arose out of any act or omission of the Ceding Company or its Affiliate that occurred (or in the case of an omission, failed to occur) on or after the Closing Date and was made at the written or express direction or request of the Reinsurer or its designees, or (B) the Transition Date;

(v)           for all out-of-pocket loss adjustment expenses incurred from and after the Transition Date by the Ceding Company with respect to the Policies (other than in connection with the Ceding Company’s participation in such expenses under the Services Agreement);

(vi)          for escheat liabilities for checks issued by the Reinsurer on or after the Coinsurance Effective Date; and

(vii)         for amounts payable on or after the Coinsurance Effective Date for returns or refunds of premiums under the Policies.

(cc)         “Interim Services” has the meaning ascribed thereto in the Services Agreement.

(dd)         “Joinder Agreement” has the meaning ascribed thereto in the second recital hereof.

(ee)         “Loss” or “Losses” has the meaning ascribed thereto in the Master Agreement.

(ff)           “Master Agreement” has the meaning set forth in the second recital hereof.

(gg)         “Ongoing Services” has the meaning ascribed thereto in the Services Agreement.

(hh)         “Penn Life Retrocession Agreement” has the meaning ascribed thereto in the Amendment.

(ii)           “Permitted Transactions” has the meaning ascribed thereto in the Master Agreement.

(jj)           “Person” has the meaning ascribed thereto in the Master Agreement.

(kk)         “Policies” means each of those insurance policy contracts and/or annuity contracts issued or assumed by the Ceding Company (i) prior to 12:01 a.m. (New York time) on the Coinsurance Effective Date and that are identified by policy form number and/or plan code on Exhibit A attached hereto and that are in effect on the Coinsurance Effective Date or (ii) that are reinstated in, or otherwise the subject of, a Permitted Transaction.  “Policies” shall not include any insurance policy contracts and/or annuity forms (including any net retained liabilities of the Ceding Company thereunder) in respect of which the Ceding Company has ceded all or a portion of the liabilities thereunder to Wilton Reassurance Company pursuant to the Wilton Re Agreements.

(ll)           “Policyholder” has the meaning ascribed thereto in the Master Agreement.

(mm)       “Premium Taxes” means the taxes, assessments, and fees imposed on premiums relating to the Policies by any state, local, or municipal taxing authority together with any related interest, penalties and additional amounts imposed by any taxing authority with respect thereto, including retaliatory taxes.

(nn)         “Producer” has the meaning ascribed thereto in the Master Agreement.

(oo)         “Producer Agreement” means any written, oral or other agreement or contract between the Ceding Company and any Producer, or among or between Producers, including any assignments of compensation thereunder, and relating to the solicitation, sale, marketing, production or servicing of any of the Policies.

(pp)         “Producer Payments” has the meaning ascribed thereto in the Master Agreement.

(qq)         “Recapture Fee” has the meaning ascribed thereto in the Amendment.

(rr)           “Reconciliation Amount” has the meaning set forth in Section 3.1(c).

(ss)         “Regulation” has the meaning set forth in Section 9.13.

(tt)           “Reinsurance Coverage” means all contracts, agreements and treaties of reinsurance between the Ceding Company and any Third Party Reinsurer that are in force and effect as of the Coinsurance Effective Date and cover risks associated with the Policies or any portions thereof.

(uu)         “Reinsurer” has the meaning set forth in the Preamble.

(vv)         “Reinsurer Caused Extra Contractual Liabilities” has the meaning set forth in Section 6.2(d).

(ww)       “Reinsurer Covered Extra Contractual Liabilities” has the meaning set forth in Section 6.2(e) (subject to the limitations therefor in Section 6.2).

(xx)          “Reinsurer Indemnified Parties” has the meaning set forth in Section 6.1.

(yy)         “Required Services” has the meaning ascribed thereto in the Services Agreement.

(zz)          “Retroceded Liabilities” has the meaning ascribed thereto in the Penn Life Retrocession Agreement.

(aaa)       “SAP” means the statutory accounting practices and procedures required or permitted by the insurance regulatory authority in the Ceding Company’s state of domicile, consistently applied throughout the specified period and in the immediately prior comparable period.

(bbb)      “Services Agreement” means the services agreement entered into among the Ceding Company, several Affiliates of the Ceding Company and the Reinsurer of even date herewith.

(ccc)       “Settlement Amount” means the amount of the initial reinsurance premium payment to be made at Closing by the Ceding Company to the Reinsurer in consideration of the reinsurance of the Policies under this Agreement, which shall be in an amount calculated pursuant to Schedule 3.1 attached hereto.

(ddd)      “Statutory Reserves and Liabilities” means the sum of all of the reserve items (including reserve items for claims incurred but not reported and claims in the course of settlement) maintained by the Ceding Company for the Policies, net of Reinsurance Coverage, as set forth in Exhibit A attached hereto.  Exhibit B attached hereto sets forth the Statutory Reserves and Liabilities by Policy as of the Coinsurance Effective Date, as such schedule may be adjusted pursuant to Section 3.1 of this Agreement.

(eee)       “Third Party Reinsurer” has the meaning ascribed thereto in the Master Agreement.

(fff)         “Transaction Documents” means this Agreement, the Master Agreement and the Services Agreement.

(ggg)      “Transferred Assets” means the cash, cash equivalents and other assets transferred as part of the Settlement Amount and as set forth on Exhibit C attached hereto. Such Transferred Assets shall be valued as of the Closing Date according to the mechanics set forth on Exhibit C.

(hhh)      “Transition Date” has the meaning ascribed thereto in the Services Agreement.

(iii)          “Wilton Re Agreements” has the meaning ascribed thereto in the Amendment.

Section 1.2.  Construction.  For the purposes of this Agreement, (i) words (including capitalized terms defined herein) in the singular shall be held to include the plural and vice versa and words (including capitalized terms defined herein) of one gender shall be held to include the other gender as the context requires; (ii) the terms “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules) and not to any particular provision of this Agreement, and Article, Section, paragraph and Schedule references are to the Articles, Sections, paragraphs and Schedules to this Agreement, unless otherwise specified; (iii) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation”; (iv) all references to any period of days shall be deemed to be to the relevant number of calendar days unless otherwise specified; and (v) all references herein to “$” or “Dollars” shall refer to United States dollars, unless otherwise specified.

Section 1.3.  Headings.  The Article and Section headings contained in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

ARTICLE II

BASIS OF COINSURANCE

Section 2.1.  Coinsurance.

(a)           Subject to the terms and conditions of this Agreement, effective as of the Coinsurance Effective Date, the Ceding Company hereby cedes to the Reinsurer, and the Reinsurer hereby accepts and reinsures on a one hundred percent (100%) coinsurance basis, the Insurance Liabilities. The Ceding Company and the Reinsurer mutually agree that, as between the parties, on and after the Coinsurance Effective Date, the Reinsurer shall be entitled to exercise all contractual rights and privileges of the Ceding Company under the Policies in accordance with the terms, provisions and conditions of such Policies.

(b)           In no event shall such coinsurance with respect to a particular Policy be in force and binding unless such underlying Policy as issued or assumed by the Ceding Company is in full force and binding as of the Coinsurance Effective Date or is the subject of a Permitted Transaction following the Coinsurance Effective Date.

(c)           With respect to each of the Policies, the amount of coinsurance hereunder shall be maintained in force without reduction so long as the Policy remains in full force without reduction. If there is a reduction with respect to a Policy, the Reinsurer’s liability with respect thereto shall be equally reduced.  All coinsurance for which the Reinsurer is liable hereunder shall be subject to the same rates, terms, conditions, limitations and restrictions as are contained in the Policy.

Section 2.2.  Duration of Coinsurance; Recapture.  The coinsurance provided under this Agreement shall remain continuously in force.  The Policies are not eligible for recapture by the Ceding Company.

Section 2.3.  Parties to Coinsurance.  Article II of this Agreement provides for indemnity reinsurance solely between the Ceding Company and the Reinsurer. The acceptance of reinsurance under this Article II shall not create any right or legal relation between the Reinsurer and any Policyholder, insured, claimant or beneficiary under a Policy, and the Ceding Company shall be and remain solely liable to such Policyholder under the Policy.

ARTICLE III

CLOSING AND CONSIDERATION

Section 3.1.  Settlement Amount.

(a)           On the Closing Date, the Ceding Company agrees to pay the Reinsurer an amount, in the form of Transferred Assets as designated and valued as of the Closing Date pursuant to the mechanics set forth on Exhibit C, equal to the difference between an estimate of: (i) Statutory Reserves and Liabilities, minus (ii) due and deferred premiums on the Policies as of the Coinsurance Effective Date, minus (iii) policy loans outstanding on the Policies as of the Coinsurance Effective Date (net of any accrued and unearned policy loan interest on such policy loans), minus (iv) the Closing Date Ceding Commission as set forth on Schedule 3.1 attached hereto, plus (v) the portion of the Closing Fee due and payable by the Ceding Company to the Reinsurer, as reflected on Schedule H to the Amendment (collectively, the “Settlement Amount”). The Settlement Amount plus interest accrued thereon, as contemplated in Section 2.1 of the Master Agreement, shall be remitted by the Ceding Company to the Reinsurer to an account(s) designated in writing by the Reinsurer. Items (i) through (iii) of this Section 3.1(a) shall reflect the amounts reported by the Ceding Company as of the quarter-ended immediately preceding the Closing Date.

(b)           The parties agree to make adjustments to Exhibit A and Exhibit B attached hereto and to the Settlement Amount following Closing, based upon (i) Statutory Reserves and Liabilities for (x) any Policies or Policy claims improperly or inadvertently omitted or miscalculated in determining the Settlement Amount or (y) any Policies that were or are the subject of Permitted Transactions and that were omitted from the calculation of the Settlement Amount as of the Coinsurance Effective Date, (ii) adjustments to the Closing Date Ceding Commission pursuant to Section 2.2(d) of the Master Agreement, and (iii) actual amounts as reported by the Ceding Company as of the Coinsurance Effective Date for items (i) through (iii) in Section 3.1(a) (such adjusted amount, the “Final Settlement Amount”); provided, however, that any such adjustments made pursuant to clause (i)(x) will require the prompt prior written consent of the Reinsurer, which consent shall not be unreasonably withheld, but no such adjustment will be made pursuant to clause (i)(x) unless the Ceding Company has notified the Reinsurer in writing of such adjustment prior to the ninetieth (90th) day following the Closing Date.

(c)           The Final Settlement Amount will be calculated by the Ceding Company and reported to the Reinsurer prior to the one hundred twentieth (120th) day following the Closing Date, and if such difference between the Final Settlement Amount and the Settlement Amount (such difference, the “Reconciliation Amount”) is (i) a positive number, then the Ceding Company shall pay such Reconciliation Amount to the Reinsurer by wire transfer of immediately available funds or (ii) a negative number, then the absolute value of such negative number, as the Reconciliation Amount, shall be paid by the Reinsurer to the Ceding Company by wire transfer of immediately available funds.

(d)           The Reinsurer shall have ten (10) Business Days to review the Ceding Company’s calculations of the Final Settlement Amount and the Reconciliation Amount and provide written notice to the Ceding Company of any dispute regarding the Ceding Company’s calculation of such amounts (a “Dispute Notice”). The Ceding Company and the Reinsurer shall cooperate in good faith to resolve such dispute as promptly as practicable and, upon such resolution, make any adjustments to the calculation of any amount(s) contained in the Ceding Company’s calculations of the Final Settlement Amount and the Reconciliation Amount with the agreement of the Ceding Company and the Reinsurer. If the Ceding Company and the Reinsurer are unable to resolve any such dispute within twenty (20) Business Days (or such longer period as the Ceding Company and the Reinsurer shall mutually agree in writing) of the Reinsurer’s delivery of such Dispute Notice, such dispute shall be resolved by the Independent Accounting Firm, and such determination by the Independent Accounting Firm shall be final and binding on the parties; provided that the Reinsurer and the Ceding Company shall submit to the Independent Accounting Firm statements with respect to their respective positions on disputed issues and will cooperate with the Independent Accounting Firm by promptly providing any requested information. Any expenses relating to the engagement of the Independent Accounting Firm in respect of its services pursuant to this Section 3.1(d) shall be shared fifty percent (50%) by the Reinsurer and fifty percent (50%) by the Ceding Company. The Independent Accounting Firm shall be instructed to use reasonable best efforts to perform its services within thirty (30) Business Days of submission by the Reinsurer and the Ceding Company of their respective statements with respect to the disputes and, in any case, as promptly as practicable after such submission. If no Dispute Notice is timely delivered by the Reinsurer, the Ceding Company’s calculations of the Final Settlement Amount and the Reconciliation Amount shall be determinative. If a Dispute Notice is timely delivered by the Reinsurer, the amounts determined pursuant to the resolution of such dispute in accordance with this Section 3.1(d), shall be the Final Settlement Amount and Reconciliation Amount.

(e)           With respect to each adjustment which shall enter into the calculation of the Final Settlement Amount and the Reconciliation Amount, interest shall accrue thereon at an annual rate equal to the Three-Month London Interbank Offering Rate (LIBOR) as published in the Money Rate Section (or any successor section) of The Wall Street Journal (or any successor publication) on the (A) Closing Date, with respect to adjustments made other than pursuant to clause (b)(i)(y) above, and (B) effective date of a Permitted Transaction with respect to adjustments made pursuant to clause (b)(i)(y) above. Such interest shall accrue from the Closing Date (or the effective date of the Permitted Transaction, as the case may be) to the date the Reconciliation Amount is paid, which payment date shall be the fifth (5th) Business Day following the later of (i) the receipt by the Reinsurer of calculation of the Final Settlement Amount and Reconciliation Amount, and (ii) the resolution of any dispute in respect of the calculation of the Final Settlement Amount and/or the Reconciliation Amount (the “Final Settlement Date”).

ARTICLE IV

COOPERATION BETWEEN THE CEDING COMPANY AND
THE REINSURER FOLLOWING THE COINSURANCE EFFECTIVE DATE

Section 4.1.  Ceding Company Service Period.  During the Ceding Company Service Period, the Ceding Company shall provide, or cause to be provided, Interim Services, Conversion Services and Ongoing Services in accordance with the Services Agreement. On and after the Transition Date, the Reinsurer shall provide, or cause to be provided, Required Services under the terms and conditions of the Services Agreement.

Section 4.2.  Premium Payments, Negotiation of Checks.  (i) On and after the Coinsurance Effective Date, all premium payments, conversion charges and other consideration under the Policies received by the Ceding Company shall be the sole property of the Reinsurer, and (ii) any premium payment, conversion charge and other consideration received by the Ceding Company, to the extent such premium payment, conversion charge and other consideration covers periods on or after the Coinsurance Effective Date, shall be remitted in accordance with the Services Agreement.

Section 4.3.  Reserves.  The Reinsurer agrees that, on and after the Coinsurance Effective Date, it will establish and maintain all statutory reserves and liabilities as may be required under the terms of the Policies, SAP and Applicable Law.

Section 4.4.  Reserve Credits.  If, as of the end of any calendar quarter following the Coinsurance Effective Date, the Ceding Company becomes unable to take full reserve credit with respect to all the reinsurance provided under this Agreement by the Reinsurer of the Policies for whatever reason, the Reinsurer will implement, prior to the date on which the Ceding Company is required by Applicable Law to file its quarterly statutory financial statement as of and for the period ended on such calendar quarter end-date with its domiciliary insurance regulatory authority, alternative arrangements in accordance with Applicable Law in order to ensure that the Ceding Company is permitted to take such reserve credit on the Ceding Company’s statutory financial statements.

Section 4.5.  Premium Taxes.  The Ceding Company shall be liable for all Premium Taxes on premiums received in connection with the Policies prior to the Coinsurance Effective Date and shall remain liable for payment of Premium Taxes on premiums received under the Policies. The Reinsurer shall pay to the Ceding Company a provision for Premium Taxes incurred in connection with premiums received under the Policies on or after the Coinsurance Effective Date.  The provision for Premium Taxes to be paid by the Reinsurer pursuant to the immediately preceding sentence shall be two and one-half percent (2.5%) of premiums collected as ceded under this Agreement (as such percentage may be changed annually on a prospective basis by the mutual agreement of the parties to reflect actual experience, which agreement by each party shall not be unreasonably withheld, delayed or conditioned), as calculated on a quarterly basis, and shall be paid by the Reinsurer to the Ceding Company as part of the monthly and annual settlements that occur under this Agreement.

Section 4.6.  Payments Relating to Commissions.  The Reinsurer shall pay to the Ceding Company those payments set forth on Schedule 4.6, which shall be reflected in the monthly settlement report prepared and delivered pursuant to Section 4.9.

Section 4.7.  Guaranty Fund Assessments.

(a)           Ceding Company-Paid Assessments. In the event the Ceding Company is required to pay an assessment in respect of the Policies to any insurance guaranty, insolvency or other similar fund maintained by any jurisdiction and such assessment is based on premiums collected or policies in full force in any period on or after the Coinsurance Effective Date, the portion, if any, of such assessment that relates to such Policies shall be reimbursed by the Reinsurer to the extent that no Premium Tax offsets are available for use by the Ceding Company.  Such reimbursement shall be included in the monthly and annual settlements that occur under this Agreement.

(b)           Reinsurer-Paid Assessments. In the event the Reinsurer is required to pay an assessment in respect of the Policies to any insurance guaranty, insolvency or other similar fund maintained by any jurisdiction and such assessment is based on premiums collected or policies in force in any period prior to the Coinsurance Effective Date, the portion, if any, of such assessment that relates to such Policies shall be reimbursed by the Ceding Company to the extent that no Premium Tax offsets are available for use by the Reinsurer.

Section 4.8.  Reports.  The parties hereto acknowledge and agree that the regularity and reliability of information concerning the Policies is critically important to each such party. In connection therewith, each of the Ceding Company and the Reinsurer agrees to, and agrees to cause their respective designees to, comply with its respective reporting obligations as set forth in this Agreement and the Services Agreement within the time periods contemplated herein and therein.

Section 4.9.  Monthly Settlement.

(a)           The Ceding Company shall provide the Reinsurer with a monthly settlement report, no later than the thirtieth (30th) day following the end of each calendar month, with delivery thereof commencing in the month following the month in which the Coinsurance Effective Date occurs (including in such first report the period since the Coinsurance Effective Date). Such monthly settlement report shall be in the form specified in Schedule 4.9 attached hereto.

(b)           In the event that such monthly settlement report reflects a net amount owed by the Ceding Company to Reinsurer pursuant to the terms of this Agreement, then the Ceding Company shall also make a wire payment in immediately available funds of such net amount to the account(s) designated therefor in writing by the Reinsurer no later than the tenth (10th) Business Day following Reinsurer’s receipt of such monthly settlement report, except to the extent that the Reinsurer notifies the Ceding Company in writing prior to the expiration of such ten (10) Business Day period of its good faith belief that the report is inaccurate, in which case the parties shall cooperate with each other to resolve the disagreement. In the event that a monthly settlement report reflects a net amount owed by Reinsurer to the Ceding Company pursuant to the terms of this Agreement, Reinsurer shall make a wire payment in immediately available funds of such net amount to the Ceding Company no later than the tenth (10th) Business Day following Reinsurer’s receipt of such monthly settlement report, except to the extent that the Reinsurer notifies the Ceding Company prior to the expiration of such ten (10) Business Day period of its good faith belief that the report is inaccurate, in which case the parties shall cooperate with each other to resolve the disagreement.  In the event of any such dispute, the party owing any amount pursuant to such monthly settlement report shall pay such amount in full no later than the fifth (5th) Business Day following settlement of such dispute. Any delinquent amounts payable under this clause (b) shall accrue interest from the date such payment was originally due until the date such payment is made, such interest to accrue at an annual rate equal to the Three-Month London Interbank Offering Rate (LIBOR) as published in the Money Rate Section (or any successor section) of The Wall Street Journal, Eastern Edition (or any successor publication) as determined on the date such payment was originally due.

(c)           Pursuant to the terms of the Services Agreement, from and after the Transition Date, the Reinsurer shall be responsible for, among other things, the direct payment to Policyholders or their beneficiaries, as applicable, of all death, annuity and other contractual benefits constituting Insurance Liabilities under the Policies.  Any such payment by the Reinsurer shall satisfy, on a dollar-for-dollar basis, the Reinsurer’s obligations to the Ceding Company in respect thereof under this Agreement.

Section 4.10.  Audit.  Each party shall have the right to audit on an annual basis, at its sole expense, at the office of the other during regular business hours and upon reasonable prior written notice, all records and procedures relating to the Policies.

ARTICLE V

UNDERTAKINGS OF CEDING COMPANY FOLLOWING

THE COINSURANCE EFFECTIVE DATE

Section 5.1.  Cooperation.  The Ceding Company agrees to provide all reasonable assistance to the Reinsurer and its designees in the transfer to the Reinsurer of the obligation to provide Required Services pursuant to the Services Agreement in connection with the Policies, including responding to questions from the Reinsurer and its designees in the conversion of computer records and files to the systems of the Reinsurer. The Ceding Company will do all things reasonable and necessary to permit the Reinsurer and its designees to exercise and assert all rights of the Ceding Company as contemplated herein and will fully cooperate with the Reinsurer and its designees in such exercise and assertion.

ARTICLE VI

INDEMNIFICATION

Section 6.1.  Indemnification by the Ceding Company.  From and after the Closing Date, the Ceding Company shall indemnify and defend the Reinsurer, its Approved

Designees and its Affiliates, and their respective officers, employees, directors, controlling persons, Affiliates, agents, representatives and assigns (the “Reinsurer Indemnified Parties”) against, and hold each of them harmless from all Losses sustained or incurred by, or asserted against, the Reinsurer Indemnified Parties which arise out of:

(a)           any Excluded Liabilities;

(b)           any breach or nonfulfillment by the Ceding Company of, or any failure by the Ceding Company to perform, any of the covenants, terms or conditions of, or any of its duties or obligations under, this Agreement;

(c)           any action or inaction of the Ceding Company or its designees under or with respect to any of the Policies (other than in connection with a breach by the Ceding Company of Section 5.17 of the Master Agreement) that is not indemnifiable by the Reinsurer pursuant to Section 6.2;

(d)           or relate to or are in connection with the Wilton Re Agreements;

(e)           the amount of the Cost of Capital for any Interest Maintenance Reserve that the Reinsurer becomes obligated to establish under SAP as a liability as of the Coinsurance Effective Date or as of the Closing Date on its statutory financial statements solely as a result of the reinsurance by the Reinsurer of the Insurance Liabilities contemplated by this Agreement, the amount of such Interest Maintenance Reserve (if any) being determined by reference to the schedule to be provided by the Ceding Company to the Reinsurer as promptly as practicable following the determination thereof; and

(f)            any enforcement of this indemnity.

Section 6.2.  Indemnification by the Reinsurer.  From and after the Closing Date, the Reinsurer shall indemnify and defend the Ceding Company and its Affiliates, its Approved Designees, and their respective officers, employees, designees, directors, controlling persons, Affiliates, agents, representatives and assigns (the “Ceding Company Indemnified Parties”) against, and hold each of them harmless from, all Losses sustained or incurred by, or asserted against, the Ceding Company Indemnified Parties which arise out of:

(a)           any Insurance Liabilities;

(b)           any breach or nonfulfillment by the Reinsurer of, or any failure by the Reinsurer to perform, any of the covenants, terms or conditions of or any of its duties or obligations under this Agreement;

(c)           any action or inaction of the Reinsurer or its designees under or with respect to any of the Policies;

(d)           any Extra Contractual Liabilities and any related attorneys’ fees and expenses that are based upon, relate to or arise solely out of any act, error or omission of (i) the Reinsurer or any of its officers, directors, designees, agents or employees, whether intentional or otherwise, which occurred after the Closing Date (including in connection with the Reinsurer’s or its designees’ (x) exercise of contractual rights and privileges of the Ceding Company under the Policies pursuant to the Transaction Agreements, including pursuant to Section 2.1(a) of this Agreement, and (y) performance of Required Services under the Services Agreement after the Transition Date), except to the extent such act, error or omission was made at the written or express direction or request of the Ceding Company or its designees, and (ii) the Ceding Company or any of its officers, directors, designees, agents or employees that occurred (or, in the case of an omission, failed to occur) on or after the Closing Date and was made at the written or express direction or request of the Reinsurer or its designees (“Reinsurer Caused Extra Contractual Liabilities”);

(e)           Extra Contractual Liabilities and any related attorneys’ fees and expenses that are based upon, relate to or arise solely out of any act, error or omission of the Ceding Company or any of its officers, directors, designees, agents or employees, whether intentional or otherwise, with respect to the Policies (other than those acts, errors or omissions covered by Section 6.2(d)(ii)), in respect of which relief is first sought by the aggrieved Person from the Ceding Company, the Reinsurer or any of their respective Affiliates or designees after April 24, 2014 (“Reinsurer Covered Extra Contractual Liabilities”); and

(f)            any enforcement of this indemnity.

Notwithstanding anything to the contrary herein, in no event shall the Reinsurer be obligated to indemnify the Ceding Company Indemnified Parties for Losses arising in respect of any Reinsurer Covered Extra Contractual Liabilities pursuant to Section 6.2(e) that exceed, individually or in the aggregate, the ECL Cap.

In addition, the Ceding Company agrees, and agrees to cause each other Ceding Company Indemnified Party, to use commercially reasonable efforts to seek recoveries under all applicable insurance or reinsurance policies or other indemnity, contribution or similar agreements in respect of any Losses arising in respect of Reinsurer Covered Extra Contractual Liabilities. In the event that any Ceding Company Indemnified Party is able to make any actual recovery under any such insurance or other agreement, the Reinsurer shall not have any liability to the Ceding Company hereunder for such amount and, in the event that the Reinsurer has already made an indemnification payment to the Ceding Company Indemnified Parties for such amount, the Ceding Company shall reimburse Reinsurer for such payments to the extent any Ceding Company Indemnified Parties received reimbursement under such insurance or other agreement. Payments made by the Reinsurer but later reimbursed by any Ceding Company Indemnified Party pursuant to the immediately preceding sentence shall not be applied against the ECL Cap.

Section 6.3.  Indemnification and Arbitration Procedures.  The arbitration procedures under Article VIII of this Agreement shall apply to indemnity claims and disputes arising under this Agreement, and are incorporated herein by reference.  The rights and obligations of the parties respecting indemnification under this Agreement shall be subject to the limitations described in Article VIII of this Agreement.

Section 6.4.  Cooperation.  Each party agrees that it will cooperate fully with the other party in the satisfactory settlement of any and all claims, insofar as possible.

Section 6.5.  Payment in Full for Losses.  To the extent a Reinsurer Indemnified Party or a Ceding Company Indemnified Party receives indemnification in full for a Loss under any Transaction Agreement, such party shall not be entitled to further indemnification under the same or any other Transaction Agreement.

ARTICLE VII

INSOLVENCY

Section 7.1.  Payment of Benefits under an Insolvency.  The obligations of the Reinsurer under this Agreement shall be without diminution or in any way affected or diminished because of the insolvency of the Ceding Company. In the event of the insolvency of the Ceding Company and the appointment of a conservator, liquidator, receiver or statutory successor of the Ceding Company while coinsurance is in effect as to any Policy, all coinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable directly to such conservator, liquidator, receiver or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of claims allowed against the Ceding Company by any court of competent jurisdiction or by any conservator, liquidator, receiver or statutory successor of the Ceding Company having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator, receiver or statutory successor has failed to pay all or a portion of any claims, except where (x) this Agreement specifies another payee of such reinsurance in the event of the insolvency of the Ceding Company or (y) the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Ceding Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Ceding Company to such payees.

Section 7.2.  Required Notice of and Defense against Claims.  In the event of the insolvency of the Ceding Company while coinsurance as to any Policy is in effect under this Agreement, the conservator, liquidator, receiver or statutory successor of the Ceding Company shall give the Reinsurer written notice of the pendency of a claim against the Ceding Company on a Policy within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the Reinsurer may, at its own expense, investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which the Reinsurer may deem available to the Ceding Company or its conservator, liquidator, receiver or statutory successor.  The expense thus incurred by the Reinsurer shall be payable, subject to court approval, out of the estate of the Ceding Company as a part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company in conservation or liquidation solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose the defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the insolvent Ceding Company.

ARTICLE VIII

ARBITRATION

Section 8.1.  Agreement to Arbitrate.  It is the intention of the parties that customs and usages of the business of life insurance or reinsurance and annuities shall be given full effect in the interpretation of this Agreement.  All disputes between the Reinsurer and the Ceding Company arising out of this Agreement (other than disputes arising with respect to the formation and validity of this Agreement) on which an amicable understanding cannot be reached shall be decided exclusively by arbitration between the parties at a location to be mutually agreed upon between the parties or as designated by the arbitrators if agreement as to a location cannot be reached by the parties. Notwithstanding any other provision of this Article VIII, if either the Reinsurer or the Ceding Company seeks, consents to, or acquiesces in the appointment of or otherwise becomes subject to any trustee, receiver, liquidator, statutory successor or conservator (including any state insurance regulatory agency or authority acting in such a capacity), the other party shall not be obligated to resolve any claim, dispute or cause of action under this Agreement by arbitration except as may be required by Applicable Law.  Notwithstanding any other provision of this Article VIII, nothing contained in this Agreement shall require arbitration of any issue for which equitable or injunctive relief, including specific performance, is the sole remedy sought.

Section 8.2.  Method.  The parties intend this Article VIII to be enforceable in accordance with the Federal Arbitration Act (9 U.S.C. Section 1, et seq.), including any amendments to that Act which are subsequently adopted, notwithstanding any other choice of law provision set forth in this Agreement.  In the event that either party refuses to submit to arbitration as required herein, the other party may request a United States Federal District Court to compel arbitration in accordance with the Federal Arbitration Act. Both parties consent to the jurisdiction of such court to enforce this article and to confirm and enforce the performance of any award of the arbitrators.  Arbitration shall be conducted before a three-person arbitration panel appointed as follows: to initiate arbitration, either party shall notify the other in writing in the manner set forth in this Agreement for sending notices to the parties of its desire to arbitrate, stating the nature of the dispute and the remedy sought, and designating an arbitrator. The party to which the notice is sent shall respond in writing no later than the thirtieth (30th) day following its receipt of such notice. If the second party fails to respond within the time period set forth in this Section 8.2, or fails to designate its arbitrator in its response, the party initiating arbitration shall appoint a second arbitrator. The two arbitrators shall select an umpire no later than the thirtieth (30th) day following the designation of the second arbitrator. If they are unable to agree upon the selection of the umpire on or prior to the thirtieth (30th) day following the appointment of the second arbitrator, the parties shall appoint the umpire pursuant to the ARIAS-US Umpire Selection Procedure.  The arbitrators and umpire shall be either present or former executive officers of life insurance or reinsurance companies, be certified to act as arbitrators or umpires by ARIAS-US, shall not be under the control of either party and shall have no financial interest in the outcome of the arbitration and shall have no conflict of interest with any party hereto (or its Affiliates) or the subject matter of the arbitration.

Section 8.3.  Power of Arbitrators.  The arbitrators shall have the power to determine all procedural rules for the conduct of the arbitration, including the production and inspection of documents, the examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators and the umpire shall interpret this Agreement as an honorable engagement and not merely as a legal obligation between the parties. They shall reach their decision from the standpoint of equity and the customs and practices of the life insurance or reinsurance industry with a view to effecting the general purposes of this Agreement and may abstain from following the strict rules of law; provided, however, that (i) the arbitrators shall have no authority to award equitable relief or punitive damages against or in favor of either party (except to reimburse a party for extra-contractual or punitive damages that either the Ceding Company or the Reinsurer has paid or is legally obligated to pay to third parties), and (ii) nothing contained in this Article VIII is intended to limit the dispute resolution mechanics for (x) calculations made pursuant to Section 3.1 or Exhibit C (which disputes shall be resolved pursuant to the procedures set forth in Section 3.1 or Exhibit C, as applicable), or (y) Section 9.13.

Section 8.4.  Arbitration Fees and Expenses; Decision.  Unless the arbitration panel orders otherwise, each party shall pay: (1) the fees and expenses of its own arbitrator; and (2) an equal share of the fees and expenses of the umpire and the other expenses of the arbitration. Each party shall pay its own legal fees in connection with the arbitration, unless the arbitrators award legal fees and expenses of the prevailing party as part of any award. Except as otherwise specifically provided herein, the arbitration shall be conducted in accordance with the procedures of the American Arbitration Association.  The decision of the arbitrators shall be made in writing and final and binding upon both of the parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction.  The arbitration will be conducted on a confidential basis, except to the extent otherwise required by Applicable Law, and no matters discussed or disclosed by any party at the arbitration, or any decision or award of the arbitrators, will be admitted into evidence or otherwise disclosed or used before any court or other legal, regulatory or administrative body, authority or forum for any purpose except as and to the extent necessary for entry of final judgment on the award of the arbitrators in any court having jurisdiction.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1.  Notices.  Any and all notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given when (i) received by the receiving party if mailed by United States registered or certified mail, return receipt requested, (ii) received by the receiving party if mailed by United States overnight express mail, (iii) sent by facsimile or telecopy machine, followed by confirmation mailed by United States first-class mail or overnight express mail or (iv) delivered in person to the parties at the addresses set forth in the Master Agreement.

Section 9.2.  Confidentiality.  Each of the parties shall maintain the confidentiality of all information related to the Policies and all other information denominated as confidential by the other party provided to it in connection with this Agreement to the extent required by and subject to all of the terms and provisions of Section 11.7 of the Master Agreement.

Section 9.3.  Misunderstandings and Oversights.  If any failure to pay amounts due or to perform any other act required of either party under this Agreement is shown to be unintentional and caused by misunderstanding, oversight or clerical error, then this Agreement shall not be deemed in breach thereby, provided, that such failure is promptly corrected by the party that caused such failure, which correction restores the other party to the position it would have occupied (including provision for the time value of money) had the misunderstanding, oversight or clerical error not occurred.

Section 9.4.  Reinstatements.  If a Policy that was reduced, terminated, or lapsed is reinstated in a Permitted Transaction, the reinsurance for such Policy under this Agreement will be reinstated automatically to the amount that would have been in force if the Policy had not been reduced, terminated or lapsed.

Section 9.5.  Entire Agreement.  This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter of this Agreement, and this Agreement, the Master Agreement, the Joinder Agreement and the Services Agreement, including the Schedules and Exhibits attached hereto and thereto, constitute the sole and entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, which are merged with and into this Agreement.

Section 9.6.  Waivers and Amendments.  Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof. Such waiver must be in writing and must be executed by an executive officer of such party.  A waiver on one occasion will not be deemed to be a waiver of the same or any other term or condition on a future occasion. This Agreement may be modified or amended only by a writing duly executed by an executive officer of the Ceding Company and the Reinsurer, respectively.

Section 9.7. No Third Party Beneficiaries.  The terms and provisions of this Agreement constitute an indemnity reinsurance agreement solely between the Ceding Company and the Reinsurer, and other than Ceding Company Indemnified Parties and Reinsurer Indemnified Parties, the terms and provisions of this Agreement are intended solely for the benefit of the parties hereto, the Ceding Company and the Reinsurer and their permitted successors and assigns, and it is not the intention of the parties to confer any rights as a third-party beneficiary to this Agreement upon any other person.

Section 9.8.  Binding Effect; No Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns and legal representatives, whether by merger, consolidation or otherwise. This Agreement shall not be assigned by any of the parties hereto without the prior written approval of the other party; provided, that nothing in this Section 9.8 shall be interpreted to prevent the retrocession by the Reinsurer of all or any portion of the Insurance Liabilities or Retroceded Liabilities, but only after the delivery by the Reinsurer of prior written notice thereof to the Ceding Company.

Section 9.9.  Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the state of domicile of the Ceding Company, without regard to its conflicts of law doctrine.

Section 9.10.  Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Section 9.11.  Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or if determined by a court of competent jurisdiction to be unenforceable, and if the rights or obligations of the Ceding Company or the Reinsurer under this Agreement will not be materially and adversely affected thereby, such provision shall be fully severable, and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

Section 9.12.  Exhibits and Schedules.  Exhibits and Schedules attached hereto are hereby made a part of this Agreement.

Section 9.13.  Election Statement.  The parties hereby jointly make the election to determine specified policy acquisition expenses without regard to the general deductions limitation described in Internal Revenue Regulation 1.848-2(g)(8) (the “Regulation”) under Section 848 of the Code. This Section 9.13 shall constitute the Election Statement specified in the Regulation and this Election Statement shall be construed in accordance with all of the requirements of such Regulation regarding such election, including, without limitation, the election statement and Tax return reporting requirements of Regulation Sections 1.848-2(g)(8)(ii) and 1.848-2(g)(8)(iii).  Pursuant to this Election Statement, the parties agree as follows:

(a)           to exchange information each and every year for which this Agreement is in effect pertaining to the amount of “net consideration” under this Agreement as that term is used in the Regulation. In order to effect this information exchange, the parties agree that:

(i)            the Ceding Company shall submit its calculation of the “net consideration” for purposes of that Regulation to the Reinsurer not later than May 1st for each and every taxable year for which this Agreement is in effect;

(ii)           the Reinsurer may challenge such calculation within ten (10) Business Days of its receipt of the Ceding Company’s calculation;

(iii)          should the Reinsurer challenge the Ceding Company’s calculation of the “net consideration” and the parties be unable to agree as to the appropriate methodology to determine the “net consideration” for purposes of the Regulation, the parties shall refer such dispute to an outside tax consultant unrelated to either of the parties, in lieu of the arbitration provisions of this Agreement, and if the parties cannot agree on a tax consultant, the tax consultant shall be Deloitte & Touche LLP, and the parties agree to be bound by the decision of such tax consultant;

(b)           that the party with net positive consideration with respect to this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Code; and

(c)           that the first taxable year for which this Election Statement shall be effective is taxable year 2009.

Section 9.14.  Additional Tax Provisions.  The parties each agree to attach a schedule to their federal income Tax returns that identifies this Agreement as a reinsurance agreement for which the Election Statement in Section 9.13 has been made. This schedule shall be attached to each of the parties’ federal income Tax returns filed for the first taxable year of each party ending after the Election Statement becomes effective.

Section 9.15.  Set Off.  Any debts or credits between the Ceding Company and the Reinsurer under this Agreement only are deemed mutual debts and credits, as the case may be, and the Ceding Company and the Reinsurer shall have, and may exercise at any time and from time to time, the right to net or offset any such debts or credits under this Agreement only and only the balance shall be allowed or paid hereunder. This right of netting and offset shall not be affected or diminished because of insolvency of either party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective this 24th day of April, 2009.

PENNSYLVANIA LIFE INSURANCE COMPANY

By:	/s/ Gary W. Bryant
Name:	Gary W. Bryant
Title:	President & CEO

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

By:	/s/ Michael Reardon
Name:	Michael Reardon
Title:	President

Indemnity Reinsurance Agreement Signature Page

Schedule 3.1

SETTLEMENT AMOUNT

Statutory Reserves and Liabilities(1)	$223,743,160

- Due and deferred premiums(2)	$3,307,093

- Policy loans outstanding(2) (net of accrued and unearned interest)	$4,641,447

- Closing Date Ceding Commission(3)	$28,356,565

+ Portion of Closing Fee(4)	$821,118

= Settlement Amount(5)	$188,259,173

+ Accrued Interest(6)	$604,928

= Total Payment	$188,864,100

(1)   Will equal amount on Exhibit A.

(2)   On the Policies as of the Coinsurance Effective Date.

(3)   Will equal amount determined pursuant to Section 2.2 in the Master Agreement.

(4)   Will equal amount set forth in respect thereof on Schedule H to the Amendment.

(5)   Interest Maintenance Reserve impact relating to the Transferred Assets transferred on the Closing Date and the Final Settlement Date shall be the amount of zero dollars ($0.00) .

(6)   Determined pursuant to Section 2.1 in the Master Agreement.

3.1-1

Schedule 4.6

PAYMENTS RELATING TO COMMISSIONS

4.6-1

PENNSYLVANIA LIFE COMMISSIONS

Expressed as percentage of premium.

			Policy Year
LOB	Plan	IA	1	2	3	4	5	6	7	8	9	10	11	12+
Annuity	FPAR	All	6.0%	4.0%	4.0%	4.0%	4.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	FPDA5	All	6.0%	4.0%	4.0%	4.0%	4.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	FPDA6	All	6.0%	4.0%	4.0%	4.0%	4.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0,0%	0.0%
	FPDA7	All	6.0%	4.0%	4.0%	4.0%	4.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	FPDA8	All	6.0%	4.0%	4.0%	4.0%	4.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	SPDA5	60+	7.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	SPDA6	60+	7.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Senior Life	2GGRD	0-79	100.0%	20.0%	17.0%	17.0%	17.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	3.0%
		80+	90.0%	20.0%	17.0%	17.0%	17.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	3.0%
	2GPOM	0-79	100.0%	20.0%	17.0%	17.0%	17.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	3.0%
		80+	90.0%	20.0%	17.0%	17.0%	17.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	3.0%
	ETI80	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	RPU80	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Traditional	10P01	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	10R01	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	10TRM	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
	20PE	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
	20PL1	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
	20PL2	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
	20TRM	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
			Policy year 21, 41, and 61 have higher rate at 55%
	ART	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
	DD20	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
	DD65	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
	DWL	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	DWLR	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	E90	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
	E95	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
	ETI	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	ETI58	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	ETI80	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	GDBWL	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
	JWL	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

	85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
LF110	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
LF117	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
LP65	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
LP90	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
LP95	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
MODWL	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
MWL01	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
PL172	All	30.0%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	0.0%	0.0%
PLA48	0-39	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	40-44*	179.0%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	144.0%	0.0%
	45-54	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	55-62*	159.0%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	99.0%	0.0%
	63+*	149.0%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	99.0%	0.0%
		* Policy year 21 = 99%
PLC10	All	84.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	0.0%	0.0%
RI69	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
RPU	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
RPU25	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
RPU30	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
RPU35	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
RPU41	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
RPU45	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
RPU55	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
RPU58	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
RPU80	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
T65	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
T75	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
TERM	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
WL	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
WL01	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
WL10	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
WL10R	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
WL117	All	84.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	0.0%	0.0%
WL41	All	110.0%	35.0%	15.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	0.0%	0.0%
WL58	All	84.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	0.0%	0.0%
WLR	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
WLR01	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

		80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Universal Life	AE05*	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	AE10*	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	AESP*	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	AEWL*	0-79	35.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		80-84	30.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
		85+	25.0%	5.0%	5.0%	5.0%	5.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	L400*	0-69	107.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	3.0%	3.0%
		70-80	100.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
		81+	40.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
	L614A	All (Tgt)	110.0%	35.0%	25.0%	8.0%	8.0%	8.0%	8.0%	6.0%	6.0%	6.0%	6.0%	6.0%
		Excess	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	3.0%	3.0%
	L718A	All (Tgt)	110.0%	35.0%	25.0%	8.0%	8.0%	8.0%	8.0%	6.0%	6.0%	6.0%	6.0%	6.0%
		Excess	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	3.0%	3.0%
	L718B	All (Tgt)	110.0%	35.0%	25.0%	8.0%	8.0%	8.0%	8.0%	6.0%	6.0%	6.0%	6.0%	6.0%
		Excess	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	3.0%	3.0%
	L910A*	0-69	107.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	3.0%	3.0%
		70-80	100.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
		81+	40.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
	L910B	All (Tgt)	107.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	3.0%	3.0%
		Excess	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	3.0%	3.0%

* Apply to both target and excess premium.

Schedule 4.9

MONTHLY SETTLEMENT REPORTS

4.9-1

Commonwealth Annuity and Life Insurance Company (Reinsurer)

Sch 4.9 - Monthly Reinsurance Settlement Statemen

For the Month Ending

Jan-09

Pre - Transition Date

(TRAD)
		COMB LOB		(TRAD) Whole		(TRAD) Term		Universal		(SR) Senior				(AE & AEII)		(Grp) Group
		TOTALS		Life		Life		Life/ISWL		Life		(GR) GRL Life		Asset Enhancer		Life		(ANN) Annuity
		Total		Total		Total		Total		Total		Total		Total		Total		Total
Collected Premiums
A	FY Premium Collected:			—		—		—		—		—		—		—		—
B	RNL Premium Collected	—		—		—		—		—		—		—		—		—
C	Total Collected Premium (with waiver) (A+B	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Assumed Reinsurance Premium
D	FY Premium Collected:	—		—		—		—		—		—		—		—		—
E	RNL Premium Collected	—		—		—		—		—		—		—		—		—
F	Total Collected Assumed Reinsurance Premium (D+E	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Inuring Reinsurance Premium
G	FY Premium Collected:			—
H	RNL Premium Collected
I	Total Inuring Reinsurance Premium (G+H	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

J	Net Total Premium (C+F-I)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Policy Benefits
K	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
L	Surrenders Paid	—		—		—		—		—		—		—		—		—
M	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
N	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
O	Total Policy Benefits Paid (K + L+M+N)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Assumed Reinsurance Policy Benefits
P	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
Q	Surrenders Paid	—		—		—		—		—		—		—		—		—
R	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
S	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
T	Total Assumed Reinsurance Policy Benefits Paid (P+Q+R+S	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Inuring Reinsurance Policy Benefits
U	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
V	Surrenders Paid	—		—		—		—		—		—		—		—		—
W	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
X	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
Y	Total Inuring Reinsurance Policy Benefits Paid, Payable or Provided (U+V+W+X)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Z	Net Total Policy Benfits (O+T-Y	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Payments Relating to Commission (per schedule 4.6
AA	FY Commissions			—		—		—		—		—		—		—		—
AB	RNL Commissions	—		—		—		—		—		—		—		—		—
AC	Total Payments Relating to Commission (AA+AB	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Inuring Reinsurance Allowance Payments
AD	FY Reins Allowance—Comm & Exp Allowances			—		—		—		—		—		—		—		—
AE	Single Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AF	RNL Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AG	Renewal Reins Allowance—Comm & Exp Allowances Paid, Payable or Provided	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc
(AD+AE+AF)

Less Policy Servicing Fee
	Number of days in month	—
	# Policies Inforce Begining of Month	—
AH	Policy Servicing Fee per Sched 2.3 of ASA (41*Days in Month/365)	—		—		—		—		—		—		—		—		—	—

Less Premium Tax
AI	Premium Taxes ( 2.5% Direct Collected Prem)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Uncollectible Reinsurance Recoverables (Assumed or Inuring
AJ	Plus Change in Reinsurance Recoverables Not Admitted**			—

AK	Net Due to (from) Commonwealth (J - Z - AC +AG-AH-AI+AJ	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

*	For purposes of this calculation, the Inuring Reinsurance shall mean “Reinsurance Coverage” (as defined in the coinsurance agreement)
**

Reinsurance recoverables (including reinsurance allowances) due greater than 90 days are not admitted; for purposes of calculation, months change due to new not admitted or receipt of payment previously not admitted

Commonwealth Annuity and Life Insurance Company (Reinsurer)

Sch 4.9 - Monthly Reinsurance Settlement Statement

For the Month Ending:

Jan-09

Post - Transition Date

(TRAD)
		COMB LOB		(TRAD) Whole		(TRAD) Term		Universal		(SR) Senior				(AE & AEII)		(Grp) Group
		TOTALS		Life		Life		Life/ISWL		Life		(GR) GRL Life		Asset Enhancer		Life		(ANN) Annuity
		Total		Total		Total		Total		Total		Total		Total		Total		Total
Collected Premiums
A	FY Premium Collected:	—		—		—		—		—		—		—		—		—
B	RNL Premium Collected	—		—		—		—		—		—		—		—		—
C	Total Collected Premium (with waiver) (A+B)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Assumed Reinsurance Premium
D	FY Premium Collected:	—		—		—		—		—		—		—		—		—
E	RNL Premium Collected	—		—		—		—		—		—		—		—		—
F	Total Collected Assumed Reinsurance Premium (D+E)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Inuring Reinsurance Premium
G	FY Premium Collected:
H	RNL Premium Collected
I	Total Inuring Reinsurance Premium (G+H)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

J	Net Total Premium (C+F-I)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Policy Benefits
K	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
L	Surrenders Paid	—		—		—		—		—		—		—		—		—
M	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
N	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
O	Total Policy Benefits Paid (K + L+M+N)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Assumed Reinsurance Policy Benefits
P	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
Q	Surrenders Paid	—		—		—		—		—		—		—		—		—
R	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
S	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
T	Total Assumed Reinsurance Policy Benefits Paid (P+Q+R+S)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Inuring Reinsurance Policy Benefits *
U	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
V	Surrenders Paid	—		—		—		—		—		—		—		—		—
W	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
X	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
Y	Total Inuring Reinsurance Policy Benefits Paid, Payable or Provided (U+V+W+X)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Z	Net Total Policy Benfits (O+T-Y)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Payments Relating to Commission (per schedule 4.6)
AA	FY Commissions	—		—		—		—		—		—		—		—		—
AB	RNL Commissions	—		—		—		—		—		—		—		—		—
AC	Total Payments Relating to Commission (AA+AB)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Inuring Reinsurance Allowance Payments*
AD	FY Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AE	Single Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AF	RNL Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AG	Renewal Reins Allowance—Comm & Exp Allowances Paid, Payable or Provided (AD+AE+AF)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Premium Tax
AH	Premium Taxes ( 2.5% Direct Collected Prem)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Uncollectible Reinsurance Recoverables (Assumed or Inuring)
AI	Plus Change in Reinsurance Recoverables Not Admitted** (pos is incr NotAdmit)	—		—		—		—		—		—		—		—		—

AJ	Net Due to (from) Universal American (AC+AH-AI) (positive to UA)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

*	For purposes of this calculation, the Inuring Reinsurance shall mean "Reinsurance Coverage" (as defined in the coinsurance agreement)
**

Reinsurance recoverables (including reinsurance allowances) due greater than 90 days are not admitted; for purposes of calculation, months change due to new not admitted or receipt of payment previously not admitted

Post - Transition Date

		COMB				(TRAD)
		LOB	(TRAD)		(TRAD)	Universal		(SR)
		TOTALS	Whole Life		Term Life	Life/ISWL		Senior Life
		Total	Total	REALIC	Total	Total	REALIC	Total
Less Inuring Reinsurance Allowance
X	FY Rein Allow - Comm/Exp	—	—	—	—	—	—	—
Y	FY Ren Allow - App/Pol Fee	—	—	—	—	—	—	—
Z	FY Rein Allow - Per Pol Isd NB	—	—	—	—	—	—	—
AA	FY Rein Allow - Per Rid Isd NB	—	—	—	—	—	—	—
AB	FY Rein Allow - Per Tel Interv	—	—	—	—	—	—	—
AC	FY Rein Allow - Per 1K issued	—	—	—	—	—	—	—
AD	FY Rein Allow -%Prm NB	—	—	—	—	—	—	—
AE	FY Rein Allow -%Prm MKTG	—	—	—	—	—	—	—
AF	FY Rein Allow -% Prm Prem Tax	—	—	—	—	—	—	—
AG	FY Rein Allow -%Prm Netwk Fee	—	—	—	—	—	—	—
AH	FY Rein Allow -%Prm Maint	—	—	—	—	—	—	—
AI	FY Rein Allow -%Prm Care Advi	—	—	—	—	—	—	—
AJ	FY Rein Allow -%Clm Pd Admin	—	—	—	—	—	—	—
AK	FY Rein Allow - Per Pol Inf	—	—	—	—	—	—	—
AL	SGL Rein Allow - Comm/Exp	—	—	—	—	—	—	—
AM	SGL Rein Allow - App'Pol Fee	—	—	—	—	—	—	—
AN	SGL Rein Allow - Per Pol Issd	—	—	—	—	—	—	—
AO	SGL Rein Allow - Per Rid Issd	—	—	—	—	—	—	—
AP	SGL Rein Allow -%Prm NB	—	—	—	—	—	—	—
AQ	SGL Rein Allow -%Prm MKTG	—	—	—	—	—	—	—
AR	SGL Rein Allow - Prm Prm Tax	—	—	—	—	—	—	—
AS	SGL Rein Allow -%Prm Maint	—	—	—	—	—	—	—
AT	SGL Rein Allow -%Clm Pd Adm	—	—	—	—	—	—	—
AU	SGL Rein Allow - Per Pol Inf	—	—	—	—	—	—	—
AV	RNL Rein Allow - Comm/Exp	—	—	—	—	—	—	—
AW	RNL Rein Allow - Per 1K Inf	—	—	—	—	—	—	—
AX	RNL Rein Allow - %Prm Prm Tax	—	—	—	—	—	—	—
AY	RNL Rein Allow - %Prm Ntwk Fee	—	—	—	—	—	—	—
AZ	RNL Rein Allow - %Prm Maint	—	—	—	—	—	—	—
BA	RNL Rein Allow - %Prm Care Adv	—	—	—	—	—	—	—
BB	RNL Rein Allow - %Clm Pd Admin	—	—	—	—	—	—	—
BC	RNL Rein Allow - Per Pol Inf	—	—	—	—	—	—	—
BD	RNL Rein Allow - DAC Tax	—	—	—	—	—	—	—
BE	Disabilitiy Income	—	—	—	—	—	—	—
BF	Comm/Exp Allow Reins Assmd-FY	—	—	—	—	—	—	—
BG	Comm/Exp Allow Reins Assmd-Sgl	—	—	—	—	—	—	—
BH	Comm/Exp Allow Reins Assmd-Ren	—	—	—	—	—	—	—
BI	Exp Allow - Acquisition	—	—	—	—	—	—	—
BJ	Exp Allow - Marketing	—	—	—	—	—	—	—
BK	Exp Allow - Maintenance	—	—	—	—	—	—	—
BL	Prem Tax Allow Assmd - 1Yr	—	—	—	—	—	—	—
BM	Prem Tax Allow Assmd - Rnl	—	—	—	—	—	—	—
BN	Total Ceding Commission ( Sum (X : BM) )	—	—		—	—		—

(AE &
AEII)
			(GR) GRL	Asset		(Grp)	(ANN)
			Life	Enhancer		Group Life	Annuity	50%
		REALIC	Total	Total	REALIC	Total	Total	REALIC
Less Inuring Reinsurance Allowance
X	FY Rein Allow - Comm/Exp	—	—	—	—	—	—
Y	FY Ren Allow - App/Pol Fee	—	—	—	—	—	—
Z	FY Rein Allow - Per Pol Isd NB	—	—	—	—	—	—
AA	FY Rein Allow - Per Rid Isd NB	—	—	—	—	—	—
AB	FY Rein Allow - Per Tel Interv	—	—	—	—	—	—
AC	FY Rein Allow - Per 1K issued	—	—	—	—	—	—
AD	FY Rein Allow -%Prm NB	—	—	—	—	—	—
AE	FY Rein Allow -%Prm MKTG	—	—	—	—	—	—
AF	FY Rein Allow -% Prm Prem Tax	—	—	—	—	—	—
AG	FY Rein Allow -%Prm Netwk Fee	—	—	—	—	—	—
AH	FY Rein Allow -%Prm Maint	—	—	—	—	—	—
AI	FY Rein Allow -%Prm Care Advi	—	—	—	—	—	—
AJ	FY Rein Allow -%Clm Pd Admin	—	—	—	—	—	—
AK	FY Rein Allow - Per Pol Inf	—	—	—	—	—	—
AL	SGL Rein Allow - Comm/Exp	—	—	—	—	—	—
AM	SGL Rein Allow - App'Pol Fee	—	—	—	—	—	—
AN	SGL Rein Allow - Per Pol Issd	—	—	—	—	—	—
AO	SGL Rein Allow - Per Rid Issd	—	—	—	—	—	—
AP	SGL Rein Allow -%Prm NB	—	—	—	—	—	—
AQ	SGL Rein Allow -%Prm MKTG	—	—	—	—	—	—
AR	SGL Rein Allow - Prm Prm Tax	—	—	—	—	—	—
AS	SGL Rein Allow -%Prm Maint	—	—	—	—	—	—
AT	SGL Rein Allow -%Clm Pd Adm	—	—	—	—	—	—
AU	SGL Rein Allow - Per Pol Inf	—	—	—	—	—	—
AV	RNL Rein Allow - Comm/Exp	—	—	—	—	—	—
AW	RNL Rein Allow - Per 1K Inf	—	—	—	—	—	—
AX	RNL Rein Allow - %Prm Prm Tax	—	—	—	—	—	—
AY	RNL Rein Allow - %Prm Ntwk Fee	—	—	—	—	—	—
AZ	RNL Rein Allow - %Prm Maint	—	—	—	—	—	—
BA	RNL Rein Allow - %Prm Care Adv	—	—	—	—	—	—
BB	RNL Rein Allow - %Clm Pd Admin	—	—	—	—	—	—
BC	RNL Rein Allow - Per Pol Inf	—	—	—	—	—	—
BD	RNL Rein Allow - DAC Tax	—	—	—	—	—	—
BE	Disabilitiy Income	—	—	—	—	—	—
BF	Comm/Exp Allow Reins Assmd-FY	—	—	—	—	—	—
BG	Comm/Exp Allow Reins Assmd-Sgl	—	—	—	—	—	—
BH	Comm/Exp Allow Reins Assmd-Ren	—	—	—	—	—	—
BI	Exp Allow - Acquisition	—	—	—	—	—	—
BJ	Exp Allow - Marketing	—	—	—	—	—	—
BK	Exp Allow - Maintenance	—	—	—	—	—	—
BL	Prem Tax Allow Assmd - 1Yr	—	—	—	—	—	—
BM	Prem Tax Allow Assmd - Rnl	—	—	—	—	—	—
BN	Total Ceding Commission ( Sum (X : BM) )		—	—		—	—

Exhibit A

POLICY FORMS AND PLAN CODES, SUM OF ALL RESERVE ITEMS

A-1

Pennsylvania Life (as of 12/31/2008)

5A

Company	Plan Code		Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency Reserve	Count	Type	Wilton Coverage
008	008CT0111	XN	5,495,353	646,654	67,508	714,161	102	ISWL
008	008CT0112	XN	100,000	899	1,819	2,717	1	ISWL
008	008CT01T1	XN	478,266	31,117	3,141	34,258	6	ISWL
008	008CT0J11	XN	2,245,689	34,381	1,994	36,374	52	ISWL
008	008CT0J12	XN	105,000	466	204	669	2	ISWL
008	008CT0JT1	XN	476,527	5,875	97	5,972	14	ISWL
008	008CT5111	XN	4,581,249	2,036,173	28,728	2,064,901	98	ISWL
008	008CT51T1	XN	25,000	1,434	683	2,116	1	ISWL
008	008CT5J11	XN	325,000	10,793	22	10,815	12	ISWL
008	008CT5JT1	XN	180,254	7,632	30	7,663	7	ISWL
008	008CTL110	XN	5,442,251	86,390	43,512	129,902	68	ISWL
008	008CTL111	XN	46,814,021	1,637,607	47,907	1,685,514	1,172	ISWL
008	008CTLJ11	XN	11,989,587	48,603	—	48,603	327	ISWL
008	008TT1111	XN	13,552,160	8,902,706	—	8,902,706	250	ISWL
008	008TT1112	XN	33,016	21,058	—	21,058	1	ISWL
008	008TT11T1	XN	142,716	97,193	—	97,193	4	ISWL
008	008TT1J11	XN	293,398	22,177	—	22,177	4	ISWL

Total			92,279,487	13,591,156	195,644	13,786,800	2,121
Adjustments			—	—	—	—	—
Total			92,279,487	13,591,156	195,644	13,786,800	2,121

Company	Plan Code	Amount Inforce	Stat Reserve	Deficiency Reserve	Sta t + Deficiency Reserve	Count	Type
008	LF400	250,045,966	28,165,093	933,805	29,098,898	5,913	UL
008	LF400M	106,289	58,257	78	58,335	3	UL
008	LF-614	12,927,638	3,097,545	—	3,097,545	415	UL
008	LF-614A	1,052,183	334,595	—	334,595	29	UL
008	LF-614C	225,487	44,604	—	44,604	22	UL
008	LF-614D	53,203	24,222	—	24,222	5	UL
008	LF-614DM	5,000	3,647	—	3,647	1	UL
008	LF618R	10,000	4,103	—	4,103	1	UL
008	LF618R 2600	301,570	67,342	—	67,342	20	UL
008	LF-714	101,783	29,307	—	29,307	2	UL
008	LF-714A	1,495,658	263,476	—	263,476	31	UL
008	LF-714C	311,259	89,005	—	89,005	19	UL
008	LF718	2,306,056	833,389	—	833,389	147	UL
008	LF718 2600XN	12,088,498	3,651,374	—	3,651,374	499	UL
008	LF9101	957,591	190,517	—	190,517	77	UL
008	LF9102	11,013,371	1,057,478	—	1,057,478	231	UL

Total		293,001,552	37,913,955	933,883	38,847,837	7,415
Adjustments		—	—	—	—	—
Total		293,001,552	37,913,955	933,883	38,847,837	7,415

Company	Plan Code	Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency Reserve	Count	Type
008	0081021 XN	675,856	219,553	15,450	235,003	158	Traditional
008	0081040 XN	272,660	148,767	—	148,767	31	Traditional
008	008150 30	1,809	2,410	—	2,410	120	Traditional
008	008150 70 O3300	210	466	—	466	3	Traditional
008	0081500 XN	8,829	5,094	—	5,094	1	Traditional
008	008193 XN	100,000	1,011	—	1,011	8	Traditional
008	008391 XN	80,000	834	—	834	7	Traditional
008	008392 XN	10,000	116	—	116	1	Traditional
008	008393 XN	500,000	4,414	—	4,414	44	Traditional
008	0084001 XN	476,000	6,391	—	6,391	25	Traditional
008	008401H XN	278,000	205,442	—	205,442	33	Traditional
008	008402H XN	111,669	92,205	1,141	93,346	19	Traditional
008	008403H XN	75,155	57,091	—	57,091	18	Traditional
008	008403NCL XN	245,000	2,153	—	2,153	23	Traditional
008	008404 XN	32,650	27,013	—	27,013	8	Traditional
008	0084081 XN	230,682	189,084	—	189,084	12	Traditional
008	008410 XN	10,000	127	—	127	1	Traditional
008	008411 XN	210,000	2,275	—	2,275	17	Traditional
008	008412H XN	36,276	78,935	—	78,935	4	Traditional
008	008413 XN	1,020,000	8,519	—	8,519	99	Traditional
008	0084255 XN	136,200	4,498	—	4,498	29	Traditional
008	0084256 XN	15,000	45	—	45	1	Traditional
008	0084258 XN	9,400	443	—	443	2	Traditional
008	0084259 XN	13,200	629	—	629	1	Traditional
008	008501 XN	409,610	271,602	—	271,602	43	Traditional
008	008501F XN	110,378	67,829	6	67,835	16	Traditional
008	008502 XN	85,117	65,709	—	65,709	6	Traditional
008	008502F XN	63,300	54,889	—	54,889	4	Traditional
008	008504 XN	50,000	34,566	—	34,566	7	Traditional
008	008506 XN	10,000	7,751	100	7,850	1	Traditional
008	008508 XN	50,000	36,520	—	36,520	2	Traditional
008	008512 XN	88,785	10,552	—	10,552	6	Traditional
008	008513 XN	10,000	128	—	128	1	Traditional
008	008540 XN	334,480	180,152	—	180,152	34	Traditional
008	008541 XN	25,700	14,068	—	14,068	7	Traditional
008	008543 XN	5,250	2,801	—	2,801	2	Traditional
008	00854322 XN	5,000	101	—	101	1	Traditional
008	008544 XN	2,000	795	—	795	1	Traditional
008	008545 XN	114,917	58,037	—	58,037	17	Traditional
008	008546 XN	20,100	13,330	0	13,330	5	Traditional
008	008548 XN	15,000	5,988	—	5,988	2	Traditional
008	008549 XN	540,355	312,732	—	312,732	80	Traditional
008	008552 XN	389,054	241,386	—	241,386	69	Traditional
008	008553 XN	14,220	10,199	16	10,214	2	Traditional
008	008556 XN	55,767	44,962	549	45,511	8	Traditional
008	008558 XN	124,549	93,244	887	94,131	17	Traditional
008	008567 XN	15,000	1,198	4,734	5,932	2	Traditional
008	008568 XN	27,000	566	—	566	1	Traditional
008	008573 XN	9,000	589	—	589	3	Traditional
008	008588 XN	100	71	—	71	1	Traditional
008	008591 XN	1,388,545	734,296	43	734,339	145	Traditional
008	008591F XN	525,687	269,956	140	270,096	88	Traditional
008	008592 XN	67,800	42,519	29	42,548	9	Traditional
008	008592F XN	103,500	58,408	59	58,467	15	Traditional
008	008593 XN	316,196	127,817	—	127,817	41	Traditional
008	008594 XN	175,588	106,526	—	106,526	22	Traditional
008	008595 XN	31,162	11,042	—	11,042	4	Traditional
008	008596 XN	38,800	14,664	—	14,664	3	Traditional
008	008597 XN	29,820	15,352	—	15,352	8	Traditional
008	008600 XN	188,030	169,636	2,639	172,274	32	Traditional
008	008601 XN	50,412	44,855	216	45,071	17	Traditional
008	008605 XN	26,000	2,757	—	2,757	5	Traditional
008	008606 XN	30,000	2,087	—	2,087	2	Traditional
008	008607 XN	20,000	336	—	336	1	Traditional
008	008614NFO XN	17,501	11,060	—	11,060	16	Traditional
008	008615 XN	3,600	2,216	—	2,216	4	Traditional
008	008622 XN	3,800	3,411	—	3,411	3	Traditional
008	008625 XN	600,994	301,820	211	302,031	69	Traditional
008	008625F XN	408,406	184,384	8,300	192,684	61	Traditional
008	008626H XN	144,428	64,298	—	64,298	5	Traditional
008	008627 XN	25,101	12,821	—	12,821	4	Traditional
008	008631 XN	15,969	4,948	—	4,948	12	Traditional
008	008633 XN	24,857	20,562	—	20,562	8	Traditional

008	008634 XN	620,000	45,031	95,997	141,029	54	Traditional
008	00863421 XN	41,970	1,146	—	1,146	3	Traditional
008	008635 XN	10,190	8,016	—	8,016	14	Traditional
008	008636 XN	1,617	1,422	—	1,422	4	Traditional
008	008A13 XN	378,576	227,801	—	227,801	44	Traditional
008	008AA1 XN	191,585	128,197	—	128,197	20	Traditional
008	008AA2 XN	1,699,342	1,129,744	—	1,129,744	184	Traditional
008	008AA4 XN	23,486	16,737	—	16,737	3	Traditional
008	008AA7 XN	7,424	5,578	—	5,578	4	Traditional
008	008AB2 XN	20,000	243	—	243	2	Traditional
008	008AC1 XN	170,000	1,767	—	1,767	17	Traditional
008	008AC2 XN	750,000	8,084	—	8,084	75	Traditional
008	008BART XN	100,000	1,323	—	1,323	1	Traditional
008	008CPU CUXN	87,539	64,265	—	64,265	2	Traditional
008	008CPU2 CUXN	51,679	29,244	172	29,416	6	Traditional
008	008DPBS XN	55,000	2,456	—	2,456	10	Traditional
008	008E10 XN	1,587,050	356,525	—	356,525	167	Traditional
008	008E11 XN	20,000	16,240	—	16,240	2	Traditional
008	008EEP 4 62 XN	10,000	8,110	—	8,110	1	Traditional
008	008ET85A XN	672,000	25,027	—	25,027	45	Traditional
008	008FIB1 CUXN	4,000	149	—	149	3	Traditional
008	008FIB2 CUXN	53,000	2,720	—	2,720	39	Traditional
008	008FIR130 CUXN	200	103	—	103	1	Traditional
008	008JLM XN	179,236	41,109	16,143	57,252	90	Traditional
008	008L1F XN	44,956	28,317	—	28,317	46	Traditional
008	008L2F XN	62,765	36,529	20	36,549	65	Traditional
008	008LF1 XN	114,948	74,891	—	74,891	117	Traditional
008	008LF100 CUXN	324,157	16,039	—	16,039	28	Traditional
008	008LF110 0UXN	3,438,415	297,750	—	297,750	150	Traditional
008	008LF110CV 0UXN	2,203,731	595,985	588	596,574	165	Traditional
008	008LF110CVT 0UXN	652,887	218,915	1,182	220,097	48	Traditional
008	008LF110EX 0UXN	10,000	5,186	—	5,186	1	Traditional
008	008LF110LF 0UXN	54,700	17,278	—	17,278	7	Traditional
008	008LF110LFCV0UXN	37,000	8,593	—	8,593	3	Traditional
008	008LF110LFT 0UXN	183,000	40,802	245	41,047	9	Traditional
008	008LF110LV 0UXN	456,912	106,261	—	106,261	37	Traditional
008	008LF110LVCV0UXN	190,000	64,116	—	64,116	12	Traditional
008	008LF110LVCVTUXN	15,000	7,077	—	7,077	2	Traditional
008	008LF110LVEX0UXN	10,000	5,640	—	5,640	1	Traditional
008	008LF110LVT 0UXN	84,500	50,804	—	50,804	13	Traditional
008	008LF110T 0UXN	3,288,972	1,286,531	2,517	1,289,048	234	Traditional
008	008LF110X 00XN	495,619	83,621	—	83,621	33	Traditional
008	008LF110XCV 00XN	192,500	66,751	—	66,751	14	Traditional
008	008LF110XCVT00XN	386,500	110,821	—	110,821	16	Traditional
008	008LF110XT 00XN	971,659	265,745	—	265,745	57	Traditional
008	008LF117 CUXN	4,776,800	38,870	4,810	43,681	503	Traditional
008	008LF117 21 CUXN	775,000	41,275	—	41,275	38	Traditional
008	008LF117T CUXN	4,244,500	11,435	1,234	12,669	381	Traditional
008	008LF117T21 CUXN	720,000	10,242	454	10,696	32	Traditional
008	008LF117X C0XN	883,750	7,181	—	7,181	92	Traditional
008	008LF117X 21C0XN	220,000	2,149	—	2,149	9	Traditional
008	008LF117XT C0XN	670,000	1,642	—	1,642	61	Traditional
008	008LF117XT21C0XN	160,000	2,456	—	2,456	8	Traditional
008	008LF120 10T0UXN	3,548,999	17,495	—	17,495	52	Traditional
008	008LF120 15 0UXN	310,000	1,567	—	1,567	3	Traditional
008	008LF120 20 0UXN	4,050,000	60,379	—	60,379	58	Traditional
008	008LF120 20T0UXN	6,305,000	44,206	—	44,206	78	Traditional
008	008LF120R10 00XN	79,021,999	562,357	5,216	567,572	844	Traditional
008	008LF120R10X00XN	11,598,000	106,761	2,200	108,961	151	Traditional
008	008LF120R20 00XN	112,344,499	928,733	98,153	1,026,886	770	Traditional
008	008LF120R20X00XN	15,026,582	171,579	14,544	186,123	104	Traditional
008	008LF120X10T00XN	484,000	2,071	—	2,071	8	Traditional
008	008LF120X20 00XN	666,000	8,373	—	8,373	10	Traditional
008	008LF120X20T00XN	1,550,000	8,556	—	8,556	22	Traditional
008	008LF130 C0XN	1,851,647	830,368	—	830,368	445	Traditional
008	008LF130A 00XN	42,427,859	3,032,091	—	3,032,091	5,144	Traditional	Wilton
008	008LF130B 00XN	585,090	59,953	—	59,953	115	Traditional	Wilton
008	008LF130R 00XN	20,930,236	4,620,288	—	4,620,288	2,922	Traditional	Wilton
008	008LF130SUB C0XN	237,629	30,612	—	30,612	47	Traditional	Wilton
008	008LF140 C0XN	259,933	112,242	—	112,242	71	Traditional
008	008LF140A 00XN	3,338,495	343,210	6,508	349,718	602	Traditional	Wilton
008	008LF140MO C0XN	444	324	—	324	2	Traditional
008	008LF140R 00XN	2,750,338	722,031	—	722,031	501	Traditional
008	008LF2 XN	183,029	114,818	132	114,950	184	Traditional
008	008LF400ABIN00XN	28,000	28	—	28	1	Traditional
008	008LF400CH 00XN	2,285,000	4,947	—	4,947	245	Traditional
008	008LF62425 CUXN	5,000	13	7	20	1	Traditional
008	008LF624SP CUXN	2,000	14	14	28	1	Traditional
008	008LF700A C0XN	187,356	73,995	15,515	89,510	8	Traditional
008	008LF700B C0XN	793,393	271,738	53,781	325,519	30	Traditional
008	008LF710 C0XN	2,177,500	25,197	—	25,197	65	Traditional
008	008LF720 C0XN	82,000	17,635	304	17,939	13	Traditional
008	008LF740 C0XN	400,000	150,873	6,925	157,799	58	Traditional
008	008LF750 XN	140,465	16,956	—	16,956	15	Traditional
008	008LF760 C0XN	75,000	43,186	341	43,527	3	Traditional
008	008LF770 0UXN	200,000	22,275	5,425	27,700	8	Traditional
008	008LF780 CUXN	50,000	66	—	66	2	Traditional
008	008LF808 XN	625,000	15,425	—	15,425	16	Traditional
008	008LF809 XN	10,000	158	—	158	1	Traditional
008	008LFR-626 00XN	120,000	160	—	160	19	Traditional
008	008LFR-627 00XN	9,219,221	90,775	—	90,775	233	Traditional
008	008LFR-627M 00XN	922,113	6,813	—	6,813	20	Traditional
008	008LFR-631 00XN	1,285,000	13,940	—	13,940	48	Traditional
008	008LFR810 CUXN	3,000	333	—	333	1	Traditional
008	008LFR840 C0XN	70,000	1,178	—	1,178	4	Traditional
008	008LFR850 CUXN	12,000	300	—	300	27	Traditional
008	008LFR860B CUXN	59,443	1,508	—	1,508	24	Traditional
008	008LP297S CUXN	2,800	741	—	741	16	Traditional
008	008LP299S CUXN	100	36	—	36	1	Traditional
008	008LP309S CUXN	900	23	—	23	3	Traditional
008	008LR21 00XN	12,785,000	9,959	—	9,959	102	Traditional
008	008LR22 00XN	2,639,000	1,257,476	—	1,257,476	106	Traditional
008	008MIILP005 XN	9,245	7,835	—	7,835	28	Traditional
008	008ML301S10 CUXN	5,000	23	—	23	1	Traditional
008	008ML6111 XN	1,437	35	—	35	2	Traditional
008	008PCT1L1 XN	665,725	222,655	41,399	264,053	89	Traditional
008	008PCT2L1 XN	72,000	3,709	2,588	6,298	31	Traditional
008	008PEP 4 62 XN	45,422	20,901	—	20,901	7	Traditional
008	008PLC1 CUXN	875,388	768,875	60	768,935	247	Traditional
008	008PLC10 CUXN	5,878,031	3,956,716	—	3,956,716	672	Traditional
008	008PLC10 A CUXN	5,374,534	3,101,357	—	3,101,357	679	Traditional
008	008PLC1120 CUXN	2,416,794	1,873,559	—	1,873,559	404	Traditional
008	008PLC1120A CUXN	2,758,673	1,913,716	—	1,913,716	366	Traditional
008	008PLC113 CUXN	1,000	128	3	131	1	Traditional
008	008PLC1165 CUXN	240,215	172,671	—	172,671	32	Traditional
008	008PLC1165A CUXN	264,518	166,707	—	166,707	44	Traditional
008	008PLC13 CUXN	32,000	1,519	329	1,848	22	Traditional
008	008PLC14 XN	105,000	1,393	307	1,700	7	Traditional
008	008PLC14A XN	35,000	128	112	240	5	Traditional
008	008PLC15A CUXN	1,125,870	951,182	0	951,182	258	Traditional
008	008PLC15B CUXN	230,703	183,087	—	183,087	30	Traditional
008	008PLC16A CUXN	1,237,895	965,389	32	965,421	320	Traditional

008	008PLC16B CUXN	989,270	831,507	—	831,507	189	Traditional
008	008PLC17 B21CUXN	1,987,690	279,735	—	279,735	173	Traditional
008	008PLC17 C21CUXN	19,436,030	1,950,882	—	1,950,882	1,547	Traditional
008	008PLC17 D CUXN	1,460,000	1,360	—	1,360	198	Traditional
008	008PLC17 D21CUXN	10,042,860	469,010	964	469,974	742	Traditional
008	008PLC172A CUXN	7,205,980	2,429,253	—	2,429,253	714	Traditional
008	008PLC172B CUXN	26,329,390	6,560,203	—	6,560,203	2,393	Traditional
008	008PLC172D CUXN	492,400	92,415	—	92,415	44	Traditional
008	008PLC18 CUXN	37,440	13,401	11	13,412	7	Traditional
008	008PLC18 A CUXN	96,835	29,311	79	29,390	13	Traditional
008	008PLC22 XN	730,783	3,956	—	3,956	15	Traditional
008	008PLC24 XN	40,000	24,509	41	24,550	2	Traditional
008	008PLC25 XN	636,082	53,115	10	53,125	39	Traditional
008	008PLC25A XN	85,000	6,634	—	6,634	5	Traditional
008	008PLC26 CUXN	864,488	622,016	—	622,016	33	Traditional
008	008PLC26 A CUXN	240,500	151,436	—	151,436	8	Traditional
008	008PLC267 XN	28,570	23,122	342	23,464	8	Traditional
008	008PLC28 CUXN	36,974	34,355	—	34,355	8	Traditional
008	008PLC28B CUXN	2,805,196	2,209,117	67	2,209,183	438	Traditional
008	008PLC29 CUXN	173,885	137,886	3	137,890	33	Traditional
008	008PLC296 CUXN	2,939	1,001	—	1,001	1	Traditional
008	008PLC3 XN	4,000	3,391	—	3,391	1	Traditional
008	008PLC31 A CUXN	89,924	73,768	—	73,768	33	Traditional
008	008PLC31 B CUXN	13,923	11,643	—	11,643	7	Traditional
008	008PLC31 C CUXN	304,419	232,703	—	232,703	154	Traditional
008	008PLC32 A CUXN	1,121	—	—	—	3	Traditional
008	008PLC32 C CUXN	31,745	23,991	—	23,991	68	Traditional
008	008PLC33 A CUXN	57,472	47,130	—	47,130	21	Traditional
008	008PLC33 B CUXN	17,332	14,194	—	14,194	11	Traditional
008	008PLC33 C CUXN	250,623	189,666	—	189,666	131	Traditional
008	008PLC34 A CUXN	927	—	—	—	2	Traditional
008	008PLC34 C CUXN	52,811	42,246	—	42,246	136	Traditional
008	008PLC37 A CUXN	32,859	27,576	—	27,576	12	Traditional
008	008PLC37 C CUXN	24,208	18,480	—	18,480	13	Traditional
008	008PLC38 A CUXN	937	—	—	—	1	Traditional
008	008PLC38 B CUXN	504	496	—	496	1	Traditional
008	008PLC38 C CUXN	5,567	4,203	—	4,203	17	Traditional
008	008PLC43 A CUXN	9,458	4,455	—	4,455	4	Traditional
008	008PLC43 B CUXN	562,991	313,171	—	313,171	240	Traditional
008	008PLC43 C CUXN	330,062	133,027	—	133,027	170	Traditional
008	008PLC44 B CUXN	98,380	59,167	—	59,167	43	Traditional
008	008PLC44 C CUXN	3,292	1,322	—	1,322	3	Traditional
008	008PLC46 XN	50,000	26,935	—	26,935	1	Traditional
008	008PLC4725 XN	64,800	295	—	295	1	Traditional
008	008PLC4730 XN	22,560	299	—	299	3	Traditional
008	008PLC48 AR1CUXN	2,679,538	112,628	548	113,176	142	Traditional
008	008PLC48 AR2CUXN	145,416	6,173	—	6,173	8	Traditional
008	008PLC48 B CUXN	80,850	2,438	—	2,438	5	Traditional
008	008PLC48 C CUXN	188,270	7,925	16	7,941	13	Traditional
008	008PLC48XC C0XN	30,000	887	—	887	2	Traditional
008	008PLC49 XN	417,255	89,213	—	89,213	39	Traditional
008	008PLC5 CUXN	419,753	351,416	—	351,416	131	Traditional
008	008PLC57 C CUXN	36,020	24,960	—	24,960	28	Traditional
008	008PLC58 C CUXN	28,980	21,925	—	21,925	81	Traditional
008	008PLC59 CJXN	10,349	4,224	6	4,230	7	Traditional
008	008PLC60 C CUXN	19,031	13,535	—	13,535	11	Traditional
008	008PLC9A CUXN	2,500	1,604	—	1,604	1	Traditional
008	008PTA 00XN	8,818,000	20,342	—	20,342	107	Traditional
008	008PTAMI 00XN	117,750	39,527	—	39,527	107	Traditional
008	008PU0 CUXN	12,000	11,369	—	11,369	1	Traditional
008	008R5C011 XN	221,123	349	—	349	4	Traditional
008	008R5C021 XN	2,282,610	3,791	—	3,791	28	Traditional
008	008R5C031 XN	60,000	41	—	41	2	Traditional
008	008R5C041 XN	50,000	233	—	233	2	Traditional
008	008R5C511 XN	354,656	338	—	338	8	Traditional
008	008R5C521 XN	1,820,609	4,932	—	4,932	38	Traditional
008	008R5C531 XN	244,884	151	—	151	8	Traditional
008	008R5C541 XN	50,000	186	—	186	2	Traditional
008	008R5CL10 XN	150,000	66	—	66	1	Traditional
008	008R5CL11 XN	746,693	6,956	—	6,956	18	Traditional
008	008R5CL20 XN	230,000	956	—	956	4	Traditional
008	008R5CL21 XN	7,373,705	56,732	—	56,732	170	Traditional
008	008R5CL31 XN	470,660	3,795	—	3,795	15	Traditional
008	008R5CL41 XN	1,215,200	8,770	—	8,770	37	Traditional
008	008R5CL51 XN	150,000	240	—	240	1	Traditional
008	008R5T111 XN	150,000	83	—	83	1	Traditional
008	008R5T121 XN	113,504	106	—	106	2	Traditional
008	008R5T131 XN	34,391	6	—	6	1	Traditional
008	008RCCL10 XN	10,000	6	—	6	1	Traditional
008	008RCCL11 XN	1,224,000	734	—	734	127	Traditional
008	008RICL11 XN	55	67	—	67	8	Traditional
008	008TD6520A1 CUXN	40,000	2,838	—	2,838	4	Traditional
008	008TD6520A2 CUXN	7,561,751	576,866	—	576,866	487	Traditional
008	008TD6520A3 CUXN	370,000	30,576	—	30,576	19	Traditional
008	008TD6520B2 CUXN	1,314,000	83,800	—	83,800	67	Traditional
008	008TD6520B3 CUXN	98,000	5,602	—	5,602	3	Traditional
008	008TD6520C CUXN	655,000	39,696	—	39,696	42	Traditional
008	008TD6520D CUXN	322,213	12,023	—	12,023	26	Traditional
008	008TDART1S XN	25,000	12,086	—	12,086	1	Traditional
008	008TP128 XN	2,019	266	—	266	2	Traditional
008	008WA6111 XN	468,903	6,396	852	7,248	42	Traditional
008	008WIF XN	125,000	1,212	—	1,212	25	Traditional
008	008Z110 0UXN	10,000	6,296	—	6,296	1	Traditional
008	030HWU111 XN	237,528	7,592	—	7,592	32	Traditional
008	030HWV111 XN	82,701	2,198	—	2,198	6	Traditional
008	030HWV113 XN	23,758	44	—	44	2	Traditional
008	030HWW111 XN	7,000	15	—	15	1	Traditional
008	030HWX111 XN	17,550	598	—	598	3	Traditional
008	030HWX113 XN	28,885	242	—	242	4	Traditional
008	030HWX115 XN	10,000	14	—	14	2	Traditional
008	030HWY111 XN	19,745	22	—	22	1	Traditional
008	030HWY113 XN	34,793	2,636	—	2,636	4	Traditional
008	030HWY115 XN	10,000	4	—	4	1	Traditional
008	030JU1111 XN	390,000	53,715	—	53,715	44	Traditional
008	030JU1112 XN	138,000	19,310	—	19,310	20	Traditional
008	030JU1113 XN	127,000	12,066	—	12,066	13	Traditional
008	030JU1114 XN	48,500	4,801	—	4,801	7	Traditional
008	030JU1115 XN	87,500	4,516	—	4,516	12	Traditional
008	030JU1116 XN	42,000	2,688	—	2,688	8	Traditional
008	030JU1P11 XN	154,000	21,244	—	21,244	16	Traditional
008	030JU1P12 XN	38,000	5,678	—	5,678	5	Traditional
008	030JU1P13 XN	63,000	5,730	—	5,730	7	Traditional
008	030JU1P14 XN	10,000	586	—	586	1	Traditional
008	030JU1P15 XN	9,000	368	—	368	1	Traditional
008	030JU1P16 XN	7,000	865	—	865	1	Traditional
008	030MU1111 XN	85,500	7,498	—	7,498	15	Traditional
008	030MU1P11 XN	9,000	902	—	902	2	Traditional
008	030MX1111 XN	78,000	4,341	—	4,341	10	Traditional
008	030MX1113 XN	152,000	8,706	—	8,706	22	Traditional
008	030MX1115 XN	225,000	5,123	—	5,123	31	Traditional
008	030MX1P11 XN	32,000	1,551	—	1,551	4	Traditional
008	030MX1P13 XN	49,000	3,429	—	3,429	6	Traditional

008	030MX1P15 XN		51,000	731	—	731	6	Traditional
008	030PMU111 XN		660	268	—	268	7	Traditional
008	030PMX111 XN		397	171	—	171	6	Traditional
008	030PMX113 XN		249	143	—	143	3	Traditional
008	030PMX115 XN		40	13	—	13	1	Traditional
008	030PWU112 XN		2,972	1,419	—	1,419	35	Traditional
008	030PWV112 XN		2,578	631	—	631	8	Traditional
008	030PWW112 XN		36	27	—	27	1	Traditional
008	030RCJU11 XN		60,000	36	—	36	12	Traditional
008	030RCJU13 XN		5,000	3	—	3	1	Traditional
008	030RCJU15 XN		5,000	3	—	3	1	Traditional
008	030RCMX11 XN		10,000	9	—	9	1	Traditional
008	030RCMX15 XN		25,000	22	—	22	3	Traditional
008	030RCWU10 XN		5,000	3	—	3	1	Traditional
008	030RCWU11 XN		270,000	162	—	162	54	Traditional
008	030RCWX11 XN		15,000	13	—	13	2	Traditional
008	030RCWX13 XN		112,500	98	—	98	14	Traditional
008	030RCWX15 XN		35,000	30	—	30	5	Traditional
008	030RCWY11 XN		20,000	17	—	17	3	Traditional
008	030RCWY13 XN		37,500	33	—	33	4	Traditional
008	030RCWY15 XN		45,000	39	—	39	5	Traditional
008	030RLWXT1 XN		15,000	283	—	283	1	Traditional
008	030WU1111 XN		8,690,000	1,071,626	—	1,071,626	1,207	Traditional
008	030WU1112 XN		1,003,500	102,263	—	102,263	167	Traditional
008	030WU1P11 XN		2,371,500	292,671	—	292,671	315	Traditional
008	030WU1P12 XN		204,000	23,049	—	23,049	31	Traditional
008	030WV1111 XN		1,152,000	145,609	—	145,609	109	Traditional
008	030WV1112 XN		86,000	12,557	—	12,557	12	Traditional
008	030WV1113 XN		42,000	4,455	—	4,455	4	Traditional
008	030WV1P11 XN		280,500	32,869	—	32,869	28	Traditional
008	030WV1P12 XN		18,000	2,481	—	2,481	2	Traditional
008	030WV1P13 XN		50,000	4,808	—	4,808	4	Traditional
008	030WW1111 XN		93,000	18,327	—	18,327	15	Traditional
008	030WW1112 XN		11,000	2,623	—	2,623	2	Traditional
008	030WX11N1 XN		335,000	34,295	—	34,295	57	Traditional
008	030WX11N2 XN		56,000	3,346	—	3,346	7	Traditional
008	030WX11N3 XN		1,691,000	120,368	—	120,368	243	Traditional
008	030WX11N4 XN		189,000	10,433	—	10,433	28	Traditional
008	030WX11N5 XN		1,579,000	52,852	—	52,852	214	Traditional
008	030WX11N6 XN		328,500	6,676	—	6,676	53	Traditional
008	030WX11S1 XN		179,000	14,580	—	14,580	24	Traditional
008	030WX11S2 XN		54,000	3,512	—	3,512	8	Traditional
008	030WX11S3 XN		408,000	25,784	—	25,784	60	Traditional
008	030WX11S4 XN		79,000	4,336	—	4,336	13	Traditional
008	030WX11S5 XN		510,000	18,110	—	18,110	75	Traditional
008	030WX11S6 XN		62,000	1,724	—	1,724	13	Traditional
008	030WX1PN1 XN		132,000	11,842	—	11,842	19	Traditional
008	030WX1PN2 XN		3,000	158	—	158	1	Traditional
008	030WX1PN3 XN		426,000	27,352	—	27,352	64	Traditional
008	030WX1PN4 XN		32,000	1,652	—	1,652	6	Traditional
008	030WX1PN5 XN		156,500	5,696	—	5,696	25	Traditional
008	030WX1PN6 XN		41,000	903	—	903	7	Traditional
008	030WX1PS1 XN		22,000	1,289	—	1,289	2	Traditional
008	030WX1PS3 XN		161,000	10,433	—	10,433	20	Traditional
008	030WX1PS4 XN		5,000	302	—	302	1	Traditional
008	030WX1PS5 XN		70,000	2,551	—	2,551	10	Traditional
008	030WX1PS6 XN		10,000	200	—	200	2	Traditional
008	030WY1111 XN		57,000	5,295	—	5,295	7	Traditional
008	030WY1113 XN		106,000	8,800	—	8,800	12	Traditional
008	030WY1114 XN		38,000	2,749	—	2,749	5	Traditional
008	030WY1115 XN		474,000	18,473	—	18,473	42	Traditional
008	030WY1116 XN		32,000	1,349	—	1,349	5	Traditional
008	030WY11J2 XN		5,000	129	—	129	1	Traditional
008	030WY11J3 XN		35,000	933	—	933	3	Traditional
008	030WY11J5 XN		95,000	1,181	—	1,181	8	Traditional
008	030WY1P11 XN		43,000	4,739	—	4,739	5	Traditional
008	030WY1P13 XN		41,000	3,358	—	3,358	5	Traditional
008	030WY1P15 XN		17,000	1,192	—	1,192	2	Traditional
008	3021 POST21		4,000	2,700	—	2,700	2	Traditional

Total			547,898,966	59,562,344	414,717	59,977,060	33,965
Adjustments			—	416,447	—	—	—	Asset Enhancer Term Riders
Total			547,898,966	59,978,791	414,717	59,977,060	33,965

Company	Plan Code		Amount Inforce	Stat Reserve				Type
008	5A ASSUMED (MILICO Bankers)		1,925,301	1,257,047				Traditional/misc
008	5A DEBIT (MILICO MDO)		460,500	239,576				Traditional/misc
008	5A Industrial		16,832	16,832				Traditional/misc

Total			2,402,633	1,513,455
Adjustments			54,623,569	280,000
Total			57,026,202	1,793,455

Company	Plan Code		Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency Reserve	Count	Type
008	0086004	XN	10,000	1,312	—	1,312	1	GROUP
008	0086013	XN	146,149	75,321	—	75,321	15	GROUP
008	0086014	XN	63,488	36,709	—	36,709	3	GROUP

Total			219,637	113,342	—	113,342	19
Adjustments				—
Total			219,637	113,342	—	113,342	19

5B

Company	Plan Code	Fund Value	Cash Value	Stat Reserve	Count	Type
008	008FH10N1 XN	1,663,998	1,542,243	1,602,862	84	DEF ANNUITY
008	008FH10NM XN	252,167	233,317	243,189	4	DEF ANNUITY
008	008FH10Q1 XN	559,850	516,605	534,545	24	DEF ANNUITY
008	008FH10QM XN	157,297	145,375	149,729	3	DEF ANNUITY
008	008FI10N1 XN	4,153,809	3,849,681	3,927,362	219	DEF ANNUITY
008	008FI10NM XN	379,714	352,421	359,464	21	DEF ANNUITY
008	008FI10NQ XN	29,934	27,839	28,397	2	DEF ANNUITY
008	008FI10Q1 XN	2,132,430	1,974,517	2,012,952	73	DEF ANNUITY
008	008FI10QM XN	280,664	260,369	264,654	8	DEF ANNUITY
008	008FJ10N1 XN	6,610,194	6,110,750	6,341,175	230	DEF ANNUITY
008	008FJ10NM XN	707,193	655,612	675,368	24	DEF ANNUITY
008	008FJ10NQ XN	52,823	48,724	50,886	4	DEF ANNUITY
008	008FJ10Q1 XN	2,677,721	2,465,087	2,546,278	110	DEF ANNUITY
008	008FJ10QM XN	488,038	453,574	461,210	7	DEF ANNUITY
008	008FJ10QQ XN	17,025	15,834	16,191	1	DEF ANNUITY
008	008FJINN1 XN	1,114,318	1,030,174	1,070,066	38	DEF ANNUITY
008	008FJINNM XN	119,088	109,761	114,363	7	DEF ANNUITY
008	008FJINNQ XN	5,019	4,618	4,809	1	DEF ANNUITY
008	008FJINQ1 XN	742,488	687,378	704,113	15	DEF ANNUITY
008	008FJINQM XN	76,820	71,033	73,122	4	DEF ANNUITY
008	008FPAR XN	50,061	50,061	50,061	16	DEF ANNUITY
008	008FPAR CUXN	577,416	577,416	577,416	—	DEF ANNUITY
008	008FPAR95 CUXN	10,384	10,384	10,384	—	DEF ANNUITY
008	008LF50 HA XN	248,969	240,936	242,513	19	DEF ANNUITY
008	008LF50 HB XN	109,790	105,398	105,838	9	DEF ANNUITY
008	008LF50 LA XN	223,776	214,520	217,194	27	DEF ANNUITY
008	008LF50 LB XN	17,283	16,479	16,613	5	DEF ANNUITY
008	008LF50G HD XN	4,333,160	4,066,276	4,123,512	178	DEF ANNUITY

008	008LF50G LD XN	1,826,819	1,703,395	1,736,132	142	DEF ANNUITY
008	008LF50GC HD XN	50,638	47,600	48,342	4	DEF ANNUITY
008	008LF50GC LD XN	47,864	44,992	45,693	1	DEF ANNUITY
008	008LF50GCSW HDXN	69,102	64,956	65,968	2	DEF ANNUITY
008	008LF50GD HD XN	135,280	127,163	128,901	4	DEF ANNUITY
008	008LF50GD LD XN	7,401	6,957	7,055	2	DEF ANNUITY
008	008LF50GDQ HD XN	7,411	6,967	7,063	1	DEF ANNUITY
008	008LF50GDSW HDXN	71,927	67,612	68,575	4	DEF ANNUITY
008	008LF50GDSW LDXN	60,112	56,505	57,317	1	DEF ANNUITY
008	008LF50GDSWQ HXN	18,455	17,347	17,580	2	DEF ANNUITY
008	008LF50GQ HD XN	329,187	308,228	313,327	16	DEF ANNUITY
008	008LF50GQ LD XN	1,790,069	1,672,702	1,704,300	76	DEF ANNUITY
008	008LF50GSW HD XN	1,199,018	1,126,583	1,139,876	29	DEF ANNUITY
008	008LF50GSW LD XN	306,271	287,282	292,312	8	DEF ANNUITY
008	008LF50GSWQ HDXN	115,220	107,793	109,522	4	DEF ANNUITY
008	008LF50GSWQ LDXN	123,185	115,697	117,099	4	DEF ANNUITY
008	008LF50N HD XN	3,575,301	3,354,871	3,393,965	101	DEF ANNUITY
008	008LF50N LD XN	966,986	903,367	918,922	47	DEF ANNUITY
008	008LF50NC HD XN	53,693	50,472	51,248	1	DEF ANNUITY
008	008LF50NQ HD XN	458,269	430,659	434,080	26	DEF ANNUITY
008	008LF50NQ LD XN	874,536	816,052	828,790	33	DEF ANNUITY
008	008LF50NSW HD XN	190,602	179,165	181,202	11	DEF ANNUITY
008	008LF50NSW LD XN	101,487	94,834	96,607	3	DEF ANNUITY
008	008LF50NSWQ HDXN	60,617	56,980	57,540	1	DEF ANNUITY
008	008LF50NSWQ LDXN	35,563	33,429	33,675	2	DEF ANNUITY
008	008LF50Q HA XN	7,860	7,546	7,613	2	DEF ANNUITY
008	008LF50Q LA XN	43,106	41,461	41,935	6	DEF ANNUITY
008	008LF50Q LB XN	88,822	83,914	85,026	9	DEF ANNUITY
008	008LF50R HB XN	1,685,700	1,618,272	1,621,103	64	DEF ANNUITY
008	008LF50R HC XN	3,013,513	2,862,838	2,907,599	108	DEF ANNUITY
008	008LF50R HD XN	14,100,017	13,347,049	13,489,282	519	DEF ANNUITY
008	008LF50R LB XN	1,367,765	1,305,711	1,311,711	74	DEF ANNUITY
008	008LF50R LC XN	2,090,433	1,975,101	2,014,507	103	DEF ANNUITY
008	008LF50R LD XN	7,016,388	6,604,193	6,700,670	329	DEF ANNUITY
008	008LF50RC HD XN	9,410	8,846	8,988	1	DEF ANNUITY
008	008LF50RC LD XN	21,954	20,521	20,925	4	DEF ANNUITY
008	008LF50RD HD XN	100,671	94,631	95,986	5	DEF ANNUITY
008	008LF50RD LD XN	42,498	39,709	40,447	7	DEF ANNUITY
008	008LF50RDQ HD XN	89,885	84,492	85,581	1	DEF ANNUITY
008	008LF50RDQ LD XN	32,721	30,258	31,036	3	DEF ANNUITY
008	008LF50RQ HB XN	440,277	422,666	423,651	15	DEF ANNUITY
008	008LF50RQ HC XN	142,332	135,215	137,376	7	DEF ANNUITY
008	008LF50RQ HD XN	1,750,576	1,657,071	1,674,395	65	DEF ANNUITY
008	008LF50RQ LB XN	1,591,949	1,510,031	1,520,129	62	DEF ANNUITY
008	008LF50RQ LC XN	1,617,501	1,521,724	1,556,021	74	DEF ANNUITY
008	008LF50RQ LD XN	5,031,026	4,726,811	4,805,619	201	DEF ANNUITY
008	008LF50RSW HB XN	197,942	190,024	190,277	9	DEF ANNUITY
008	008LF50RSW HC XN	400,675	380,641	386,777	11	DEF ANNUITY
008	008LF50RSW HD XN	2,823,917	2,672,076	2,697,639	91	DEF ANNUITY
008	008LF50RSW LB XN	15,209	14,601	14,601	1	DEF ANNUITY
008	008LF50RSW LC XN	49,844	47,351	48,069	2	DEF ANNUITY
008	008LF50RSW LD XN	453,070	424,624	431,167	18	DEF ANNUITY
008	008LF50RSWQ HBXN	36,907	35,431	35,518	3	DEF ANNUITY
008	008LF50RSWQ HCXN	138,873	131,930	133,964	6	DEF ANNUITY
008	008LF50RSWQ HDXN	137,659	129,112	131,181	6	DEF ANNUITY
008	008LF50RSWQ LCXN	17,153	15,953	16,483	1	DEF ANNUITY
008	008LF50RSWQ LDXN	534,645	504,112	511,355	14	DEF ANNUITY
008	008LF50SW LA XN	3,487	3,348	3,373	1	DEF ANNUITY
008	008LF50SWQ HA XN	3,618	3,510	3,520	1	DEF ANNUITY
008	008LF51 HA XN	6,158,987	5,951,160	5,993,056	249	DEF ANNUITY
008	008LF51 HB XN	1,220,133	1,171,328	1,176,209	62	DEF ANNUITY
008	008LF51 LA XN	2,748,562	2,639,003	2,666,192	128	DEF ANNUITY
008	008LF51 LB XN	1,040,726	995,701	1,001,325	47	DEF ANNUITY
008	008LF51G HD XN	271,754	255,097	258,049	16	DEF ANNUITY
008	008LF51G LD XN	438,143	405,061	416,305	19	DEF ANNUITY
008	008LF51GC HD XN	99,263	93,307	94,719	1	DEF ANNUITY
008	008LF51GCSW HDXN	55,941	52,584	53,397	1	DEF ANNUITY
008	008LF51GD HD XN	147,776	138,909	140,686	5	DEF ANNUITY
008	008LF51GD LD XN	13,573	12,758	12,939	1	DEF ANNUITY
008	008LF51GQ HD XN	42,167	39,637	39,988	2	DEF ANNUITY
008	008LF51GQ LD XN	70,647	66,408	67,193	4	DEF ANNUITY
008	008LF51GSW HD XN	18,956	17,819	18,139	2	DEF ANNUITY
008	008LF51GSW LD XN	240,642	221,391	228,565	4	DEF ANNUITY
008	008LF51N HD XN	91,662	86,163	87,011	6	DEF ANNUITY
008	008LF51N LD XN	11,201	10,529	10,689	2	DEF ANNUITY
008	008LF51NDQ LD XN	10,333	9,506	9,771	1	DEF ANNUITY
008	008LF51NQ HD XN	7,319	6,880	6,950	1	DEF ANNUITY
008	008LF51NQ LD XN	73,017	68,636	69,274	3	DEF ANNUITY
008	008LF51Q HA XN	415,342	399,075	401,946	18	DEF ANNUITY
008	008LF51Q HB XN	101,747	97,677	98,084	7	DEF ANNUITY
008	008LF51Q LA XN	1,155,000	1,109,794	1,121,093	38	DEF ANNUITY
008	008LF51Q LB XN	323,104	309,273	310,988	18	DEF ANNUITY
008	008LF51R HB XN	1,195,700	1,147,872	1,150,549	56	DEF ANNUITY
008	008LF51R HC XN	976,574	927,745	942,301	46	DEF ANNUITY
008	008LF51R HD XN	820,617	778,293	785,066	49	DEF ANNUITY
008	008LF51R LB XN	423,648	404,813	406,171	25	DEF ANNUITY
008	008LF51R LC XN	218,526	206,142	210,223	15	DEF ANNUITY
008	008LF51R LD XN	251,171	236,543	239,593	23	DEF ANNUITY
008	008LF51RC HD XN	14,014	13,173	13,371	1	DEF ANNUITY
008	008LF51RC LD XN	20,972	19,714	20,042	1	DEF ANNUITY
008	008LF51RQ HB XN	60,230	57,820	58,030	6	DEF ANNUITY
008	008LF51RQ HC XN	231,773	220,184	223,675	7	DEF ANNUITY
008	008LF51RQ HD XN	65,678	62,169	62,663	5	DEF ANNUITY
008	008LF51RQ LB XN	479,133	458,583	460,447	21	DEF ANNUITY
008	008LF51RQ LC XN	113,893	107,810	109,637	7	DEF ANNUITY
008	008LF51RQ LD XN	296,789	279,505	283,726	11	DEF ANNUITY
008	008LF51RSW HB XN	300,834	288,801	289,359	11	DEF ANNUITY
008	008LF51RSW HC XN	96,127	91,321	92,734	5	DEF ANNUITY
008	008LF51RSW HD XN	79,062	75,109	75,623	6	DEF ANNUITY
008	008LF51RSW LD XN	20,216	19,002	19,265	2	DEF ANNUITY
008	008LF51RSWQ HBXN	25,227	24,218	24,274	2	DEF ANNUITY
008	008LF51RSWQ HDXN	7,432	7,061	7,110	1	DEF ANNUITY
008	008LF51RSWQ LBXN	47,640	45,734	45,925	1	DEF ANNUITY
008	008LF51SW HA XN	477,923	461,831	464,789	18	DEF ANNUITY
008	008LF51SW HB XN	137,702	132,194	132,745	6	DEF ANNUITY
008	008LF51SW LA XN	161,495	155,631	156,411	6	DEF ANNUITY
008	008LF51SW LB XN	307,726	295,417	296,648	8	DEF ANNUITY
008	008LF51SWQ HA XN	29,552	28,370	28,758	1	DEF ANNUITY
008	008LF51SWQ LA XN	113,587	109,043	109,605	2	DEF ANNUITY
008	008LF51SWQ LB XN	34,548	33,166	33,304	3	DEF ANNUITY
008	008LF909 XN	20,970	20,970	20,970	1	DEF ANNUITY
008	008LF909X XN	158,807	158,807	158,807	12	DEF ANNUITY
008	008LP50G HD XN	3,898	3,664	3,703	1	DEF ANNUITY
008	008LP50G LD XN	5,898	5,544	5,594	1	DEF ANNUITY
008	008LP50GQ LD XN	7,429	6,983	7,043	1	DEF ANNUITY
008	008LP50R HD XN	32,379	30,760	31,173	1	DEF ANNUITY
008	008LP50R LC XN	11,825	11,234	11,415	1	DEF ANNUITY
008	008LP50R LD XN	9,957	9,222	9,384	3	DEF ANNUITY
008	008LP51R LB XN	22,478	21,579	21,669	1	DEF ANNUITY

Total		107,401,272	101,282,485	102,857,250	4,483
Adjustments		—	—	—	—
Total		107,401,272	101,282,485	102,857,250	4,483

5C

COMPANY	PLAN	Reserve	TYPE
008	SCI	25,715	Payout Annuity
008	Payout	1,310,424	Payout Annuity

Total		1,336,139
Adjustments		—
Total		1,336,139

5D

Company	Plan Code	Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency Reserve	Count	Type
008	008401 10 N3275	10,000	33	—	33	—	ADB RIDER
008	008503 10 O1300	42,500	38	—	38	—	ADB RIDER
008	008503 10 O1350	23,000	30	—	30	—	ADB RIDER
008	008503 10 O3300	25,000	33	—	33	—	ADB RIDER
008	008504 10 O1350	15,000	14	—	14	—	ADB RIDER
008	008504 10 O3300	437,200	810	—	810	—	ADB RIDER
008	008504 10 O3350	8,051,516	8,783	—	8,783	—	ADB RIDER
008	008504 10 P3300	225,000	301	—	301	—	ADB RIDER
008	008504 10 S1350	40,000	37	—	37	—	ADB RIDER
008	008504 10 S3250	44,728	137	—	137	—	ADB RIDER
008	008504 10 S3300	160,000	94	—	94	—	ADB RIDER
008	008504 10 S3350	2,011,217	2,786	—	2,786	—	ADB RIDER
008	008505 10 43550	145	0	—	0	—	ADB RIDER
008	008505 10 53550	60	0	—	0	—	ADB RIDER
008	008505 10 O3300	25	0	—	0	—	ADB RIDER
008	008505 10 O3450	203	0	—	0	—	ADB RIDER
008	008509 10 S3350	500,000	533	—	533	—	ADB RIDER
008	0085D5 10 O3350	80,000	137	—	137	—	ADB RIDER
008	008802 10 43450	111,235	117	—	117	—	ADB RIDER
008	008802 10 43550	50,000	24	—	24	—	ADB RIDER
008	008803 10 03500	340,000	389	—	389	—	ADB RIDER
008	008803 10 03550	1,144,000	1,645	—	1,645	—	ADB RIDER
008	008803 10 13500	60,000	66	—	66	—	ADB RIDER
008	008803 10 13550	235,000	170	—	170	—	ADB RIDER
008	008803 10 23550	40,000	41	—	41	—	ADB RIDER
008	008803 10 33550	50,000	63	—	63	—	ADB RIDER
008	008803 10 43550	20,000	25	—	25	—	ADB RIDER
008	008803 10 53550	70,000	72	—	72	—	ADB RIDER
008	008803 10 O3350	25,000	16	—	16	—	ADB RIDER
008	008803 10 S3350	20,000	26	—	26	—	ADB RIDER
008	008LFR628 CUXN	915,613	1,556	—	1,556	—	ADB RIDER
008	008LFR640 CUXN	1,201,000	1,910	—	1,910	—	ADB RIDER
008	008RACL11 XN	4,002,500	1,200	—	1,200	—	ADB RIDER
008	008RAWA61 XN	123,500	184	—	184	—	ADB RIDER
008	030RAJU11 XN	717,000	2,793	—	2,793	—	ADB RIDER
008	030RAJU13 XN	248,500	696	—	696	—	ADB RIDER
008	030RAJU15 XN	142,500	300	—	300	—	ADB RIDER
008	030RAMU11 XN	88,500	2	—	2	—	ADB RIDER
008	030RAMX11 XN	110,000	2	—	2	—	ADB RIDER
008	030RAMX13 XN	201,000	6	—	6	—	ADB RIDER
008	030RAMX15 XN	266,000	18	—	18	—	ADB RIDER
008	030RAWU11 XN	12,282,000	67,500	—	67,500	—	ADB RIDER
008	030RAWV11 XN	1,536,500	3,545	—	3,545	—	ADB RIDER
008	030RAWV13 XN	92,000	150	—	150	—	ADB RIDER
008	030RAWW11 XN	74,000	400	—	400	—	ADB RIDER
008	030RAWX11 XN	771,000	3,789	—	3,789	—	ADB RIDER
008	030RAWX13 XN	2,983,000	11,598	—	11,598	—	ADB RIDER
008	030RAWX15 XN	2,721,000	6,918	—	6,918	—	ADB RIDER
008	030RAWY11 XN	105,000	207	—	207	—	ADB RIDER
008	030RAWY13 XN	220,000	301	—	301	—	ADB RIDER
008	030RAWY15 XN	618,000	573	—	573	—	ADB RIDER

Total		43,249,442	120,064	—	120,064	—
Adjustments		—	—	—	—	—
Total		43,249,442	120,064	—	120,064	—

5E

Company	Plan Code	Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency Reserve	Count	Type
008	008501 32 O3300	282	38	—	38	—	WoP Rider
008	008501 32 O3450	4,084	492	—	492	—	WoP Rider
008	008501 32 S1350	116	20	—	20	—	WoP Rider
008	008501 32 S3350	8,719	923	—	923	—	WoP Rider
008	008501 33 O3300	424	67	—	67	—	WoP Rider
008	008501 33 O3450	4,235	573	—	573	—	WoP Rider
008	008501 33 S3350	1,640	213	—	213	—	WoP Rider
008	008503 32 O3450	2,809	263	—	263	—	WoP Rider
008	008503 33 O3450	1,367	119	—	119	—	WoP Rider
008	008506 32 S3350	166	—	—	—	—	WoP Rider
008	008507 30 O1300	997	39	—	39	—	WoP Rider
008	008507 30 O1350	1,249	21	—	21	—	WoP Rider
008	008507 30 O3300	4,856	207	—	207	—	WoP Rider
008	008507 30 P3300	1,126	68	—	68	—	WoP Rider
008	008507 30 S3350	383	27	—	27	—	WoP Rider
008	008507 32 O3300	5,351	392	—	392	—	WoP Rider
008	008507 32 O3350	46,942	6,291	—	6,291	—	WoP Rider
008	008507 32 S3350	15,890	1,246	—	1,246	—	WoP Rider
008	008507 33 O3300	230	39	—	39	—	WoP Rider
008	008507 33 O3350	18,602	2,567	—	2,567	—	WoP Rider
008	008507 33 P3300	2,378	250	—	250	—	WoP Rider
008	008507 33 S3350	1,389	87	—	87	—	WoP Rider
008	008509 32 S3350	3,208	336	—	336	—	WoP Rider
008	008801 30 03500	1,500	77	—	77	—	WoP Rider
008	008801 30 03550	5,360	529	—	529	—	WoP Rider
008	008801 30 13550	3,617	340	—	340	—	WoP Rider
008	008802 30 43550	107	13	—	13	—	WoP Rider
008	008803 30 03400	7,833	569	—	569	—	WoP Rider
008	008803 30 13400	3,787	326	—	326	—	WoP Rider
008	008803 30 23400	8,560	786	—	786	—	WoP Rider
008	008803 30 33400	3,587	170	—	170	—	WoP Rider
008	008803 30 O3300	2,639	267	—	267	—	WoP Rider
008	008803 32 43550	10,379	1,211	—	1,211	—	WoP Rider
008	008803 32 O3350	683	88	—	88	—	WoP Rider
008	008803 32 O3450	1,347	175	—	175	—	WoP Rider
008	008803 32 S3350	5,043	528	—	528	—	WoP Rider
008	008803 33 53550	5,092	664	—	664	—	WoP Rider
008	008803 33 O3350	267	40	—	40	—	WoP Rider
008	008803 33 O3450	814	92	—	92	—	WoP Rider
008	008803 33 S3350	1,878	198	—	198	—	WoP Rider
008	008804 30 03500	495	—	—	—	—	WoP Rider
008	008805 30 03400	31,456	3,697	—	3,697	—	WoP Rider
008	008805 30 03500	3,691	1,218	—	1,218	—	WoP Rider
008	008805 30 03550	6,833	485	—	485	—	WoP Rider
008	008805 30 13400	18,104	1,591	—	1,591	—	WoP Rider
008	008805 30 13500	1,075	185	—	185	—	WoP Rider
008	008805 30 13550	2,559	148	—	148	—	WoP Rider
008	008805 30 23400	11,090	1,190	—	1,190	—	WoP Rider
008	008805 30 23500	229	111	—	111	—	WoP Rider
008	008805 30 23550	395	—	—	—	—	WoP Rider
008	008805 30 33400	5,491	516	—	516	—	WoP Rider

008	008805 30 33500	204	110	—	110	—	WoP Rider
008	008805 30 33550	491	95	—	95	—	WoP Rider
008	008806 30 43550	254	33	—	33	—	WoP Rider
008	008806 30 53550	760	93	—	93	—	WoP Rider
008	008LFR629 CUXN	102,001	60,101	—	60,101	—	WoP Rider
008	008LFR629M CUXN	16,596	8,765	—	8,765	—	WoP Rider
008	008LFR641 CUXN	12,765	7,717	—	7,717	—	WoP Rider
008	008RWCL11 XN	63,018	1,629	—	1,629	—	WoP Rider
008	030RWWU11 XN	783	1,031	—	1,031	—	WoP Rider
008	030RWWV11 XN	369	867	—	867	—	WoP Rider

Total		467,600	109,933	—	109,933	—
Adjustments		—	10,000		10,000
Total		467,600	119,933	—	119,933	—

5G

Company	Plan	Reserve	Type
008	ISWL	195,644	Deficiency reserves
008	UL	933,883	Deficiency reserves
008	Trad	54,467	Deficiency reserves
008	Trad	206,583	Substandard
008	Trad	7	GIO

Total		1,390,584
Adjustments		—
Total		1,390,584

Reinsurance

Company	Name	Amount Inforce	Reserve Credit
008	Optimum Re Insurance Co.	1,126,549	7,884
008	Swiss Re Life & Health America	25,000	6,347
008	Continental Assurance Co.	60,000	79
008	Optimum Re Insurance Co.	3,711,581	49,854
008	Munich American Reassurance C	2,000	39
008	Transamerica Occidental Life Ins	44,268,817	126,883
008	Transamerica Occidental Life Ins	19,487,800	1,061,844
008	Optimum Re Insurance Co.	209,637	112,030
008	Optimum Re Insurance Co.	100,000	4,225
008	Optimum Re Insurance Co.	915,000	12,551
008	Optimum Re Insurance Co.	25,000	303
008	Swiss Re Life & Health America	139,030	5,433
008	Swiss Re Life & Health America	74,010,280	266,949
008	Swiss Re Life & Health America	9,993,737	1,147,526
008	Wilton Reassurance Co.	19,694,747	712,624
008	Wilton Reassurance Co.	3,440,035	119,819

	Total Ceded	177,209,213	3,634,390

PENN LIFE

Exhibit	Amount Inforce	Statutory Reserve
5A	990,425,844	113,390,699
5B		102,857,250
5C	—	1,336,139
5D		120,064
5E		119,933
5F	—	344,565
5G	—	1,390,584

Adjustment	(236,469)

Total	990,189,375	219,559,233
Actual	990,189,000	219,559,233

Total CEDED	177,209,213	3,634,390
Ajustments	—	—
Total	177,209,213	3,634,390
Actual	177,209,000	3,634,390

Total NET	812,980,162	215,924,843
Actual	812,980,000	215,924,848

Wilton Coverage Adjustment	6,947,142	250,855

Total After Wilton removed	806,032,858	215,673,993

Exhibit B

STATUTORY RESERVES AND LIABILITIES BY POLICY

The Ceding Company sent the information on Exhibit B to the Reinsurer via a CD data file on Friday, April 10, 2009. The Reinsurer received the information on Monday, April 13, 2009.

B-1

Exhibit C

TRANSFERRED ASSETS

The Transferred Assets shall be within one of the following two (2) categories:

1. Cash

2. United States Dollar-Denominated Securities issued or guaranteed by the United States Treasury.

Valuation of Assets

(a) By 5:00 p.m. on the fifth (5th) Business Day prior to the Closing Date, the parties by mutual agreement shall designate certain Transferred Assets as “IDC Assets”, provided that IDC quotes prices for such Transferred Assets. All Transferred Assets not designated as IDC Assets shall be designated “Brokers Assets.” If the parties cannot agree on the designation of any particular Transferred Asset as an “IDC Asset”, such Transferred Asset shall be conclusively deemed to be a Brokers Asset. The fair market value of each Transferred Asset that is an IDC Asset and each Transferred Asset that is a Brokers Asset shall be determined as follows:

(i) No later than 9:00 a.m. on the Business Day immediately prior to the Closing Date, Reinsurer shall submit to IDC the CUSIP number (or other unique identifier if CUSIP is not available) and face amount of each IDC Asset and request that IDC provide in writing as promptly as practicable to the Ceding Company and the Reinsurer each such Transferred Asset’s price (for the given face amount) as of approximately 3:00 p.m. on such Business Day. The price quoted by IDC shall be referred to as the “IDC Price”.

(ii) No later than 5:00 p.m. on the fourth (4th) Business Day prior to the Closing Date, the Reinsurer shall submit simultaneously to each of the three (3) Brokers the CUSIP number (or other unique identifier if CUSIP is not available) and face amount of each Brokers Asset and request that each Broker provide in writing as promptly as practicable to the Ceding Company and the Reinsurer each such Transferred Asset’s price (for the given face amount), with such price setting forth the bid value and ask value of each such Transferred Asset as of approximately 3:00 p.m. on the Business Day immediately prior to the Closing Date. The price quoted by each Broker for each Brokers Asset shall be the average of such bid and ask price and shall be designated as the “Broker’s Quote” for each such Brokers Asset.

(iii) The Reinsurer and the Ceding Company together shall review the IDC Prices and Brokers’ Quotes for any errors and omissions or other disagreements (together, “Disagreements”). If the Reinsurer or the Ceding Company reasonably determines that there exists any Disagreement, the Reinsurer and the Ceding Company shall immediately notify IDC or the applicable Broker, as the case may be, and use their commercially reasonable efforts to determine and resolve with the applicable party any such Disagreement prior to the Closing, or as promptly as practicable after the Closing, in accordance with the principles set forth in this Exhibit C.

C-1

(b) The fair market value of each IDC Asset shall be the IDC Price. The fair market value of each Brokers Asset is the Broker’s Quote remaining for such asset after discarding the highest and lowest Broker’s Quote for such asset.  Such fair market values for the IDC and Brokers Assets shall be referred to as the “Fair Market Value” of such asset.

(c) For purposes of this Exhibit C:

(i) “Brokers” means the following brokers: Citigroup, Merrill Lynch & Co. and JPMorgan Chase & Co.; provided, that, if any such broker does not provide a Brokers Quote or hereafter becomes an Affiliate of the Reinsurer or the Ceding Company, the parties shall mutually decide in good faith whether to proceed without such Brokers Quote or to identify a mutually acceptable replacement broker.

(ii) “IDC” means the pricing and quotation service offered by Financial Time Interactive Data Corp.

C-2